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                                                                     EXHIBIT 4.2




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                                     [TRUST]

                                     Issuer

                                       and

                                  --------------


                                     Trustee


                                    INDENTURE




                             Dated __________, 199_

                                   Relating to

                               Asset Backed Notes
                                 Series 199_-__

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                                TABLE OF CONTENTS

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PRELIMINARY STATEMENT.............................................................................................1

GRANTING CLAUSES..................................................................................................1

                                                             ARTICLE I

                                                            DEFINITIONS

SECTION 1.01.   General Definitions...............................................................................1

                                                            ARTICLE II

                                                             THE NOTES

SECTION 2.01.   Forms Generally...................................................................................1
SECTION 2.02.   Forms of Notes and Certificate of Authentication..................................................1
SECTION 2.03.   Notes; General Provisions with Respect to Principal and Interest Payments.........................1
SECTION 2.04.   Denominations.....................................................................................2
SECTION 2.05.   Execution, Authentication, Delivery and Dating....................................................2
SECTION 2.06.   Temporary Notes...................................................................................3
SECTION 2.07.   Registration, Registration of Transfer and Exchange...............................................3
SECTION 2.08.   Mutilated, Destroyed, Lost or Stolen Notes........................................................5
SECTION 2.09.   Payments of Principal and Interest................................................................6
SECTION 2.10.   Persons Deemed Owners.............................................................................8
SECTION 2.11.   Cancellation......................................................................................8
SECTION 2.12.   Authentication and Delivery of Notes..............................................................8

                                                            ARTICLE III

                                             COVENANTS; REPRESENTATIONS AND WARRANTIES

SECTION 3.01.   Payment of Notes..................................................................................1
SECTION 3.02.   Maintenance of Office or Agency...................................................................1
SECTION 3.03.   Money for Note Payments to Be Held in Trust.......................................................1
SECTION 3.04.   Existence of Issuer...............................................................................3
SECTION 3.05.   Protection of Trust Fund..........................................................................3
SECTION 3.06.   Opinions as to Trust Fund.........................................................................4
SECTION 3.07.   Performance of Obligations; Servicing Agreement...................................................5
SECTION 3.08.   Negative Covenants................................................................................6
SECTION 3.09.   Annual Statement as to Compliance.................................................................7
SECTION 3.10.   Recording of Assignments..........................................................................7
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SECTION 3.11.   Representations and Warranties Concerning the Accounts............................................7
SECTION 3.12.   Trustee's Review of Account Documents............................................................10
SECTION 3.13.   Trust Fund; Account Documents....................................................................12
SECTION 3.14.   Amendments to Servicing Agreement................................................................13
SECTION 3.15.   Servicer as Agent and Bailee of Trustee..........................................................13
SECTION 3.16.   Investment Company Act...........................................................................14
SECTION 3.17.   Business Activity................................................................................14
SECTION 3.18.   Liability of Owner Trustee.......................................................................15
SECTION 3.19.   Exculpation of the Trustee.......................................................................15
SECTION 3.20.   Owner Trustee Agrees Not to File for Bankruptcy of the Issuer....................................15

                                                            ARTICLE IV

                                                    SATISFACTION AND DISCHARGE

SECTION 4.01.   Satisfaction and Discharge of Indenture...........................................................1
SECTION 4.02.   Application of Trust Money........................................................................2

                                                             ARTICLE V

                                                       DEFAULTS AND REMEDIES

SECTION 5.01.   Event of Default..................................................................................1
SECTION 5.02.   Acceleration of Maturity; Rescission and Annulment................................................2
SECTION 5.03.   Collection of Indebtedness and Suits for Enforcement by Trustee...................................3
SECTION 5.04.   Remedies..........................................................................................5
SECTION 5.05.   Preservation of Trust Fund........................................................................5
SECTION 5.06.   Trustee May File Proofs of Claim..................................................................6
SECTION 5.07.   Trustee May Enforce Claims Without Possession of Notes............................................7
SECTION 5.08.   Application of Money Collected....................................................................8
SECTION 5.09.   Limitation on Suits..............................................................................10
SECTION 5.10.   Unconditional Rights of Noteholders to Receive Principal and Interest............................11
SECTION 5.11.   Restoration of Rights and Remedies...............................................................11
SECTION 5.12.   Rights and Remedies Cumulative...................................................................11
SECTION 5.13.   Delay or Omission Not Waiver.....................................................................12
SECTION 5.14.   Control by the Noteholders.......................................................................12
SECTION 5.15.   Waiver of Past Defaults..........................................................................13
SECTION 5.16.   Undertaking for Costs............................................................................13
SECTION 5.17.   Waiver of Stay or Extension Laws.................................................................13
SECTION 5.18.   Sale of Trust Fund...............................................................................14
SECTION 5.19.   Action on Notes..................................................................................16
SECTION 5.20.   Allocation of Realized Loss Amount...............................................................16
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                                                            ARTICLE VI

                                                            THE TRUSTEE

SECTION 6.01.   Duties of Trustee.................................................................................1
SECTION 6.02.   Notice of Default.................................................................................2
SECTION 6.03.   Rights of Trustee.................................................................................3
SECTION 6.04.   Not Responsible for Recitals or Issuance of Notes.................................................3
SECTION 6.05.   May Hold Notes....................................................................................3
SECTION 6.06.   Money Held in Trust...............................................................................3
SECTION 6.07.   Compensation and Reimbursement....................................................................4
SECTION 6.08.   Eligibility; Disqualification.....................................................................5
SECTION 6.09.   Trustee's Capital and Surplus.....................................................................5
SECTION 6.10.   Resignation and Removal; Appointment of Successor.................................................5
SECTION 6.11.   Acceptance of Appointment by Successor............................................................6
SECTION 6.12.   Merger; Conversion, Consolidation or Succession to Business of Trustee............................7
SECTION 6.13.   Preferential Collection of Claims Against Issuer..................................................7
SECTION 6.14.   Co-trustees and Separate Trustees.................................................................7
SECTION 6.15.   Authenticating Agents.............................................................................9

                                                            ARTICLE VII

                                                  NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.01.   Issuer to Furnish Trustee Names and Addresses of Noteholders......................................1
SECTION 7.02.   Preservation of Information; Communications to Noteholders........................................1
SECTION 7.03.   Reports by Trustee................................................................................1
SECTION 7.04.   Reports by Issuer.................................................................................2

                                                           ARTICLE VIII

                                    ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

SECTION 8.01.   Collection of Moneys..............................................................................1
SECTION 8.02.   Collection Account................................................................................1
SECTION 8.03.   Class A-4 Reserve Account.........................................................................5
SECTION 8.04.   General Provisions Regarding the Collection Account...............................................6
SECTION 8.05.   Reports by Trustee to Noteholders.................................................................8
SECTION 8.06.   Reports by Trustee................................................................................8
SECTION 8.07.   Reports by Independent Accountants................................................................8
SECTION 8.08.   Reports by the Servicer...........................................................................9
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                                                            ARTICLE IX

                                                      SUPPLEMENTAL INDENTURES

SECTION 9.01.   Supplemental Indentures without Consent of Noteholders............................................1
SECTION 9.02.   Supplemental Indentures with Consent of Noteholders...............................................1
SECTION 9.03.   Execution of Supplemental Indentures..............................................................3
SECTION 9.04.   Effect of Supplemental Indentures.................................................................3
SECTION 9.05.   Conformity with Trust Indenture Act...............................................................3
SECTION 9.06.   Reference in Notes to Supplemental Indentures.....................................................3

                                                             ARTICLE X

                                                        REDEMPTION OF NOTES

SECTION 10.01.   Optional Redemption of Notes.....................................................................1
SECTION 10.02.   Form of Redemption Notice........................................................................1
SECTION 10.03.   Notes Payable on Redemption Date.................................................................2

                                                            ARTICLE XI

                                                           MISCELLANEOUS

SECTION 11.01.   Compliance Certificates and Opinions.............................................................1
SECTION 11.02.   Form of Documents Delivered to Trustee...........................................................1
SECTION 11.03.   Acts of Noteholders..............................................................................2
SECTION 11.04.   Notices, etc., to Trustee and Issuer.............................................................3
SECTION 11.05.   Notices and Reports to Noteholders; Waiver of Notices............................................4
SECTION 11.06.   Rules by Trustee and Agents......................................................................4
SECTION 11.07.   Conflict with Trust Indenture Act................................................................4
SECTION 11.08.   Effect of Headings and Table of Contents.........................................................4
SECTION 11.09.   Successors and Assigns...........................................................................5
SECTION 11.10.   Separability.....................................................................................5
SECTION 11.11.   Benefits of Indenture............................................................................5
SECTION 11.12.   Legal Holidays...................................................................................5
SECTION 11.13.   Governing Law....................................................................................5
SECTION 11.14.   Counterparts.....................................................................................5
SECTION 11.15.   Recording of Indenture...........................................................................5
SECTION 11.16.   Issuer Obligations...............................................................................6
SECTION 11.17.   Inspection.......................................................................................6
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                  INDENTURE, dated ________, 199_ (herein, as amended or
supplemented from time to time as permitted hereby, called this "Indenture"), between [Trust] (the "Issuer"), a ________________ trust and
_____________________, as trustee (herein, together with its permitted successors in the trusts hereunder, called the "Trustee"").

                              PRELIMINARY STATEMENT

                  The Issuer is a business trust created by a Trust Agreement dated ________ 1, 199_ between ___________________ (in its capacity as Trustee thereunder, the "Owner Trustee"), and NationsBanc Asset Securities, Inc., as Grantor. The Issuer will act at all times through the Owner Trustee. The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its ____% Asset Backed Notes, Class A-1 (the "Class A-1 Notes"), _____% Asset Backed Notes, Class A-2 (the "Class A-2 Notes"), _____%, Asset Backed Notes, Class A-3 (the "Class A-3 Notes") and _____% Asset Backed Notes, Class A-4 (the "Class A-4 Notes", and together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Notes") issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Notes and for the benefit and security of the Trustee in its individual capacity, to the extent of its interest. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                  All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                GRANTING CLAUSES

                  The Issuer hereby Grants to the Trustee, for the exclusive benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to (a) the Accounts listed in the Schedule of Accounts delivered to the Trustee pursuant to this Indenture and property acquired in respect thereof, including the related Account Documents and all Monthly Payments that have not been received prior to the Cut-Off Date hereof regardless of the Due Date for such Monthly Payment, (b) the Servicing Agreement, (c) the Purchase and Sale Agreement, (d) all cash, instruments or other property held or required to be deposited in the Collection Account and the Holding Account, including all investments made with funds in the Collection Account and the Holding Account and all income from investments made with funds in the Collection Account and the Holding Account, (e) all new Accounts originated in connection with the sale of property acquired in respect of Accounts and (f) all proceeds in any way derived from any of the foregoing, including all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other assets, including, without limitation, all insurance proceeds and condemnation awards. Additionally, the Issuer hereby Grants to Trustee, for the exclusive benefit of the Holders of the Class A-4 Notes, all of the Issuer's right, title and interest in and to all cash, instruments or other property held or required to be deposited in the Class A-4 Reserve Account, including all investments made with funds in the Class A-4 Reserve Account and all income from investments made with funds in the Class A-4 Reserve

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Account and all proceeds in any way derived from any of the foregoing. Such
Grants are made, however, in trust to secure the Notes equally and ratably without priority or discrimination, except as provided in this Indenture, between any Note and any other Note by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on the Notes in accordance with their terms, (ii) the payment of all other sums payable under this Indenture and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture. (All terms used in the foregoing Granting Clauses that are defined in Section 1.01 are used with the meanings given in said Section.)

                  The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the end that the interests of the Holders of the Notes may be adequately and effectively protected.










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                                    ARTICLE I

                                   DEFINITIONS


                  SECTION 1.01. General Definitions.

                  Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. The term "including" shall mean "including without limitation". All other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference herein, have the meanings assigned to them therein.

                  "Account": (i) an installment sale contract together with the related Account Note and Mortgage and (ii) any new Account with a related Account Note and Mortgage entered into in connection with the liquidation of the items specified in (i) and the sale of property acquired in respect thereof. The term "Outstanding Accounts" as of any date means the Accounts other than those which, as of or prior to such date as indicated in any report of the Servicer delivered to the Trustee pursuant to Section 3.01 of the Servicing Agreement, have been the subject of a Full Prepayment or as to which the Servicer has determined that no further amounts can be recovered.

                  "Account Documents": With respect to each Account (i) the installment sale contract relating to such Account, (ii) the Account Note, endorsed to the order of the Issuer, without recourse, and endorsed by the Issuer in blank or to the order of the Trustee, without recourse, (iii) the original of the recorded Mortgage and the originals of all other documents, if any, securing said Account Note, (iv) unrecorded Assignments in recordable form to the Trustee, together with originals or certified copies (to the extent provided below) of any recorded assignments) from the originator of such Account to the Grantor and from the Grantor to the Issuer, (v) the originals of any assumption agreement, written assurance or substitution agreement required to be delivered to the Trustee pursuant to Section 2.10 of the Servicing Agreement,
(vi) all insurance policies, including without limitation fire and extended hazard insurance policies, related to the Accounts, naming the Servicer as the loss payee of such policies, and (vii) any and all other documents or instruments in the possession of the Grantor relating to the Accounts, which evidence, or were created in connection with the origination of, or necessary for the administration of the Accounts, including without limitation any credit reports, copies of deeds, completion certificates, title search reports and loan applications; if the original copy of any document described in clause (iii),
(iv) or (v) has been retained by the recording office in which such document was recorded, then a copy thereof certified as true and correct by a duly authorized representative of such recording office shall be included as part of the Account Documents for the related Account. Notwithstanding any provision contained herein, the Trustee shall have no duty to review, maintain custody of or take any action with respect to the documents set forth in clauses (vi) and (vii) above.


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                  "Account Note": The original installment sale contract or
other evidence of indebtedness executed by an obligor that evidences the indebtedness of such Obligor under an Account.

                  "Account Number": With respect to any Account, the number assigned to such Account by the Issuer.

                  "Accountant": A Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

                  "Accrual Date": The date upon which interest begins accruing on the Notes, which date is ______ 1, 199_.

                  "Act": With respect to any Noteholder, as defined in Section 11.03.

                  "Affiliate": With respect to any Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent": Any Note Registrar, Paying Agent or Authenticating Agent.

                  "Aggregate Economic Balance": With respect to the Accounts, the aggregate of the Economic Balances of all such Accounts at the time of determination.

                  "Aggregate Outstanding Principal Balance": As of any Distribution Date, an amount equal to the sum of the Outstanding Principal Balances as of such Distribution Date.

                  "Asset Seller": _____________________, or its successor.

                  "Assignments": Collectively, (i) the original instrument of assignment of such Mortgage, Account Note and other documents made by the Grantor to the Issuer and (ii) the original instrument of assignment of such Mortgage, Account Note and other documents made by the Issuer to the Trustee (which in either case may to the extent permitted by the laws of the state in which the related Mortgaged Property is located be a blanket instrument of assignment covering other mortgages and Account Notes as well and which may also, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be an instrument of assignment running directly from the mortgagee of record under the related Mortgage to the Trustee).

                  "Authenticating Agent": The Person, if any, appointed as Authenticating Agent by the Trustee at the request of the Issuer pursuant to
Section 6.15, until any successor



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Authenticating Agent is named, and thereafter "Authenticating Agent" shall mean such successor.

                  "Authorized Officer": In the case of the owner Trustee, the President, any Vice-President, Financial Services Officer or Trust Officer or any other officer of the Owner Trustee who is authorized to act for the Owner Trustee in respect of the Issuer.

                  "Available Funds": With respect to any Distribution Date, the sum of (i) the amount of collections on the Accounts on deposit in the Collection Account at the close of business on the last Business Day of the related Due Period, plus (ii) net reinvestment income earned on funds in the Collection Account from the date ___ Business Days prior to the preceding Distribution Date to the date ___ Business Days prior to such Distribution Date plus (iii) net reinvestment income on funds in the Holding Account from the preceding Distribution Date through the day immediately preceding the Distribution Date. Available Funds will be net of any Issuer Expenses.

                  "Available Funds Allocation": The allocation of Available Funds pursuant to Section 8.02(c) hereof.

                  "Bank": _________________________, a _________________
corporation, in its individual capacity and not as Owner Trustee pursuant to the Trust Agreement, or any successor in its individual capacity.

                  "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the City of New York or in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

                  "Class" Any one of the classes of Notes issued pursuant to this Indenture.

                  "Class A-1 Initial Principal Balance": $

                  "Class A-1 Optimal Principal Amount": On any Distribution Date, an amount equal to the product of (i) the Optimal Principal Amount for such Distribution Date and (ii) a fraction, the numerator of which is the Class A-1 Outstanding Principal Balance for such Distribution Date and the denominator of which is the Aggregate Outstanding Principal Balance for such Distribution Date; such amount not to exceed the Class A-1 Outstanding Principal Balance.

                  "Class A-1 Outstanding Principal Balance": As of any Distribution Date, the Class A-1 Initial Principal Balance reduced by (i) all payments, if any, made on the Class A-1 Notes in reduction of principal balance made on all prior Distribution Dates and (ii) all Class A-1 Realized Loss Amounts with respect to prior Distribution Dates.

                  "Class A-1 Realized Loss Amount": With respect to any Distribution Date, an amount equal to the excess of (i) the Class A-1 Outstanding Principal Balance as of such Distribution Date (after application of the Class A-1 Optimal Principal Amount, but prior to



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the application of losses on such Distribution Date) over (ii) the Aggregate
Economic Balance of the Accounts immediately following the Due Period related to such Distribution Date, not to exceed the Class A-1 Outstanding Principal Balance.

                  "Class A-2 Initial Principal Balance": $

                  "Class A-2 Optimal Principal Amount": On any Distribution Date, an amount equal to the product of (i) the Optimal Principal Amount for such Distribution Date and (ii) a fraction, the numerator of which is the Class A-2 Outstanding Principal Balance for such Distribution Date and the denominator of which is the Aggregate Outstanding Principal Balance for such Distribution Date; such amount not to exceed the Class A-2 Outstanding Principal Balance.

                  "Class A-2 Outstanding Principal Balance": As of any Distribution Date, the Class A-2 Initial Principal Balance reduced by (i) all payments, if any, made on the Class A-2 Notes in reduction of principal balance made on all prior Distribution Dates and (ii) all Class A-2 Realized Loss Amounts with respect to prior Distribution Dates.

                  "Class A-2 Realized Loss Amount": With respect to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the Class A-1 Outstanding Principal Balance as of such Distribution Date (after application of the Class A-1 Optimal Principal Amount, but prior to the application of losses on such Distribution Date) and (b) the Class A-2 Outstanding Principal Balance as of such Distribution Date (after application of the Class A-2 Optimal Principal Amount, but prior to the application of losses on such Distribution Date) over (ii) the Aggregate Economic Balance of the Accounts immediately following the Due Period related to such Distribution Date, not to exceed the Class A-2 Outstanding Principal Balance.

                  "Class A-3 Initial Principal Balance": $

                  "Class A-3 Optimal Principal Amount": On any Distribution Date, an amount equal to the product of (i) the Optimal Principal Amount for such Distribution Date and (ii) a fraction, the numerator of which is the Class A-3 Outstanding Principal Balance for such Distribution Date and the denominator of which is the Aggregate Outstanding Principal Balance for such Distribution Date; such amount not to exceed the Class A-3 Outstanding Principal Balance.

                  "Class A-3 Outstanding Principal Balance": As of any Distribution Date, the Class A-3 Initial Principal Balance reduced by (i) all payments, if any, made on the Class A-3 Notes in reduction of principal balance made on all prior Distribution Dates and (ii) all Class A-3 Realized Loss Amounts with respect to prior Distribution Dates.

                  "Class A-3 Realized Loss Amount": With respect to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the Class A-1 Outstanding Principal Balance as of such Distribution Date (after application of the Class A-1 Optimal Principal Amount, but prior to the application of losses on such Distribution Date), (b) the Class A-2 Outstanding Principal Balance as of such Distribution Date (after application of the Class A-2 Optimal


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Principal Amount, but prior to the application of losses on such Distribution
Date) and (c) the Class A-3 Outstanding Principal Balance as of such Distribution Date (after application of the Class A-3 Optimal Principal Amount, but prior to the application of losses on such Distribution Date) over (ii) the Aggregate Economic Balance of the Accounts immediately following the Due Period related to such Distribution Date, not to exceed the Class A-3 Outstanding Principal Balance.

                  "Class A-4 Initial Principal Balance: $

                  "Class A-4 Maximum Reserve Amount": On any Distribution Date, an amount equal to the greater of (i) one year of interest at the applicable
Note Interest Rate on the Class A-4 Outstanding Principal Balance following payments on the Notes and allocations of losses on such Distribution Date and
(ii) one half of the Class A-4 Reserve Initial Deposit.

                  "Class A-4 Optimal Principal Amount": On any Distribution Date, an amount equal to the product of (i) the Optimal Principal Amount for such Distribution Date and (ii) a fraction, the numerator of which is the Class A-4 Outstanding Principal Balance for such Distribution Date and the denominator of which is the Aggregate Outstanding Principal Balance for such Distribution Date; such amount not to exceed the Class A-4 Outstanding Principal Balance.

                  "Class A-4 Outstanding Principal Balance": As of any Distribution Date, the Class A-4 Initial Principal Balance reduced by (i) all payments, if any, made on the Class A-4 Notes in reduction of principal balance made on all prior Distribution Dates and (ii) all Class A-4 Realized Loss Amounts with respect to prior Distribution Dates.

                  "Class A-4 Realized Loss Amount": With respect to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the Class A-1 Outstanding Principal Balance as of such Distribution Date (after application of the Class A-1 Optimal Principal Amount, but prior to the application of losses on such Distribution Date), (b) the Class A-2 Outstanding Principal Balance as of such Distribution Date (after application of the Class A-2 Optimal Principal Amount, but prior to the application of losses on such Distribution Date), (c) the Class A-3 Outstanding Principal Balance as of such Distribution Date (after application of the Class A-3 Optimal Principal Amount, but prior to the application of losses on such Distribution Date) and (d) the Class A-4 Outstanding Principal Balance as of such Distribution Date (after application of the Class A-4 Optimal Principal Amount, but prior to the application of losses on such Distribution Date) over (ii) the Aggregate Economic Balance of the Accounts immediately following the Due Period related to such Distribution Date, not to exceed the Class A-4 Outstanding Principal Balance.

                  "Class A-4 Reserve Account": The trust account created and maintained pursuant to Section 8.03.

                  "Class A-4 Reserve Initial Deposit": $


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                  "Class A-4 Reserve Withdrawal Amount": Any amount withdrawn from the Class A-4 Reserve Account in accordance with Section 8.03.

                  "Class Interest Shortfall": With respect to a Class of Notes on any Distribution Date, an amount equal to the excess, if any, of the Interest Accrual Amount for such Class of Notes over Available Funds (less any interest paid on such Distribution Date on each Class of Notes senior to such Class of Notes); provided, however, that such amount shall not include interest due and payable with respect to unreimbursed Realized Loss Amounts.

                  "Class Optimal Principal Amount": Any of the Class A-1 Optimal Principal Amount, the Class A-2 Optimal Principal Amount, the Class A-3 Optimal Principal Amount and the Class A-4 Optimal Principal Amount, as applicable.

                  "Closing Date": The date on which the Notes are first executed, authenticated and delivered pursuant to Section 2.12.

                  "Collection Account": The trust account or accounts created and maintained pursuant to Section 8.02.

                  "Commission": The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time such Commission is not existing and performing the duties now assigned under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

                  "Contract Sale Agreement": The Contract Sale Agreement, dated ______, 199_, between the Asset Seller and the Grantor, which provides for, among other things, the purchase by the Grantor of all interest of the Asset Seller in the Accounts.

                  "Corporate Trust Office": The designated corporate trust office of the Trustee located at ______________________________________ or at such other address as the Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Trustee.

                  "Cumulative Actual Net Economic Losses": With respect to any Distribution Date, the cumulative excess as of the end of the related Due Period of (A) the Economic Balance of all Accounts that have been repossessed or that have been charged off, written off or otherwise reduced, in whole or in part, without any repossession over (3) the Net Liquidation Proceeds, if any, of such Accounts, any new Account that is part of such Net Liquidation Proceeds being valued for this purpose at its Economic Balance, and the remaining Outstanding Economic Balance of any Account that has been charged off, written-off or reduced for any reason, in part but not in whole.

                  "Cut-Off Date": ____________, 199_.

                  ["DCR": Duff & Phelps Credit Rating Co., or its successor in interest.]

                  "Debt Service Requirement Determination Date": The date prior to each Distribution Date as of which the Trustee is required to compute the amount due and payable on the Notes on such Distribution Date; such date is the fifth Business Day prior to a Distribution Date.

                  "Default": Any occurrence which is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Defective Account": The meaning specified in Section 3.11(b) and Section 3.12(b).

                  "Deleted Account": The meaning specified in Section 3.11 (b) and Section 3.12(b).

                  "Delinquency Ratio": The ratio (expressed as a percentage), computed for any Distribution Date of (i) the average Aggregate Economic Balance of Accounts for the related Due Period for which the Monthly Payment thereon remains unpaid for 60 days or more after the Due Date thereof to (ii) the average Aggregate Economic Balance for such Due Period.

                  "Distribution Date": Any date which is an Interest Distribution Date or Principal Distribution Date for the Notes.

                  "Distribution Date Statement": As defined in Section 2.09(d).

                  "Due Date": With respect to any Account, the date each month on which the Monthly Payment is payable.

                  "Due Period": With respect to a Distribution Date, the three-month period beginning immediately following the end of the preceding Due Period (or, in the case of the Due Period which is applicable to the first Distribution Date, beginning on the day after the Cut-off Date) and ending at the close of business on the last Business Day in the second month prior to the month in which such Distribution Date occurs.

                  "Economic Balance": With respect to any Account, the present value of all remaining Monthly Payments from the date of determination discounted monthly at a rate equal to the Effective Financing Rate; provided, however, that Accounts with any of the following characteristics on the Cut-Off Date shall be deemed to have an Economic Balance of zero:

                  (i)      the sum of all Monthly Payments and all other amounts
         due under such Account is $      or less.

                  (ii) an Economic Balance determined in the manner provided above of zero or less than zero.

                  (iii) an Effective Financing Rate of below % per annum or above % per annum.

                  (iv)     a total number of Monthly Payments greater than 360.

                  (v) secured by Mortgaged Properties that are not located in _____________.

                  "Effective Financing Rate": A discount rate which, when applied in a present value calculation with respect to any Account using monthly compounding, results in the present value of all originally scheduled Monthly Payments on such Account being equal to the amount financed stated on the related installment sale contract or other applicable instrument prior to any Monthly Payments having been made on such Account.

                  "Eligible Account": (a) A segregated account or accounts maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least "___" by [S&P] [Fitch] [DCR] [Moody's] at the time of any deposit therein or whose short-term unsecured debt obligations are rated at least by [S&P] [Fitch] [DCR] or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b).

                  "Eligible Investments": Any one or more of the following obligations or securities:

                  (a)(i) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and (ii) direct obligations of, and obligations guaranteed as to timely payment by, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation only if, at the time of investment, they are assigned the Highest Credit Rating by the Rating Agencies;

                  (b) demand and time deposits in, certificates of deposit of, or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America (including the Trustee or any agent of the Trustee acting in their respective commercial capacities) or any State and subject to supervision and examination by federal and/or State banking authorities; provided that (1) the commercial paper and/or the debt obligations of such depository institution (or, in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment is assigned the Highest Credit Rating by the Rating Agencies or (2) the long-term debt securities of such depository institutions are rated "___" or better by the Rating Agencies;

                  (c) repurchase obligations pursuant to a written agreement with respect to (i) any security described in clause (a) above or (ii) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with an entity whose debt obligations are assigned the Highest Credit Rating by the Rating Agencies (including, if applicable, the Trustee or any agent of the

         Trustee acting in their respective commercial capacities) and in each case where the Trustee has taken delivery of such security;

                  (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State whose debt obligations are assigned the Highest Credit Rating by the Rating Agencies at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that such an investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund for the Notes to exceed ___% of the Trust Fund for the Notes;

                  (e) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which have been assigned the Highest Credit Rating by the Rating Agencies at the time of such investment;

                  (f) certificates or receipts representing ownership interests in future interest or principal payments on obligations described in clause (a) above which are held by a custodian on behalf of the holders of such certificates or receipts;

                  (g) any other demand or time deposit, obligation, security or investment provided that the Issuer shall have given prior written notice of such other investment to the Rating Agencies, and the Trustee shall have received written confirmation from each of the Rating Agencies that no reduction, withdrawal or qualification in the rating on the Notes by either such Rating Agency will result from the addition of such Eligible Investment; and

                  (h) Eurodollar denominated certificates of deposit or time deposits issued by a foreign depository institution or a depository institution organized under the laws of the United States or any state thereof so long as at the time of such investment or contractual commitment providing for such investment (1) the commercial paper or other short-term debt obligations of such depository institution (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have the Highest Credit Ratings available from the Rating Agencies; or (2) the long-term debt securities of such depository institution are rated "___" or better by the Rating Agencies.

                  "Eligible Moneys": Any moneys on deposit in trust with the Trustee for the benefit of the Noteholders with respect to which the Trustee has received an unqualified opinion of counsel nationally recognized as expert in bankruptcy acceptable to the Trustee that payment of such amounts to the Noteholders would not constitute avoidable preferences under Section 547 of the United States Bankruptcy Code or similar state laws with avoidable preference provisions in the event of the filing of a petition for relief under the United States Bankruptcy Code or similar state laws with avoidable preference provisions by or against the

Issuer or any borrower or the person from whom the money is received, if other than the Issuer or the borrower.

                  "Event of Default": The meaning specified in Section 5.01.

                  "FHLMC": Federal Home Loan Mortgage Corporation, or any successor thereto.

                  ["Fitch": Fitch Investors Service, L.P., or its successor in interest]

                  "FNMA": Fannie Mae, or any successor thereto.

                  "Full Prepayment": Payment to the Servicer, whether by the obligor or through Insurance Proceeds, of an amount with respect to an Account such that the full amount due with respect to such Account has been paid.

                  "Grant": To mortgage, pledge, assign and grant a security interest in. A Grant of an Account and the related Account Documents, an Eligible Investment, a Servicing Agreement or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim collect, receive and receipt for payments in respect of the Account or Eligible Investment, insurance proceeds, condemnation awards, purchase prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Grantor": NationsBanc Asset Securities, Inc., a Delaware corporation, in its capacity as grantor of the Trust, and as otherwise defined in the Trust Agreement.

                  "Hazard Insurance Policy": With respect to each Account, the policy of fire and extended coverage insurance required to be maintained for the related Mortgaged Property, as provided in Section 2.13 of the Servicing Agreement, and which, as provided in said Section 2.13, may be a blanket mortgage impairment policy maintained by the Servicer in accordance with the terms and conditions of said Section 2.13.

                  "Hazard Insurer": The named insurer in any Hazard Insurance Policy.

                  "Highest Credit Rating": With respect to [S&P] [Fitch] [DCR] [Moody's], ___________________.

                  "Holding Account": The account created and maintained pursuant to the Holding Account Agreement.

                  "Holding Account Agreement": The Holding Account Agreement dated ______ __, 199_ among ________________________, as custodian for the
Trustee, the Servicer and the Issuer.

                  "Indenture" or "this Indenture": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

                  "Indenture Maturity Date": ________, 20__.

                  "Independent": When used with respect to any specified Person means such a Person who (1) is in fact independent of the Issuer, any Affiliate of the Issuer, any other obligor upon the Notes and any Affiliate of any such other obligor, (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor, and (3) is not connected with the Issuer, any Affiliate of the Issuer, any such other obligor or any Affiliate of any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning thereof.

                  "Individual Note": A Note of an initial principal amount of $_______; a Note of an original principal amount in excess of $_____ shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such initial principal amount by $_____.

                  "Insurance Proceeds": Amounts paid by a Hazard Insurer with respect to a particular Mortgaged Property pursuant to any related Hazard Insurance Policy or paid by any other insurer with respect to a particular Mortgaged Property pursuant to any other related insurance policy.

                  "Insured Expenses": Expenses incurred by the Servicer in connection with an Account under which the mortgagor is in default which are covered by any related Hazard Insurance Policy and are paid by the Hazard Insurer under any such policy.

                  "Interest Accrual Amount": As to any Class of Notes for any Distribution Date, an amount equal to the interest accrued on the Outstanding Principal Balance of such Class of Notes (after giving effect to payments and allocations of losses on the preceding Distribution Date) during the Interest Accrual Period ending on the day prior to the

Distribution Date at the applicable Note Interest Rate for such Class of Notes; provided, however, that such amount shall not include interest due and payable with respect to unreimbursed Realized Loss Amounts.

                  "Interest Accrual Period": The three-month period ending on the day prior to such Distribution Date.

                  "Interest Distribution Date": Each ____________, ____________,
____________ and _______________ commencing ____________, 199_.

                  "Issuer": _____________________, a _______________ business trust created pursuant to the Trust Agreement, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

                  "Issuer Expenses": All operating expenses of the Issuer (exclusive of interest on the Notes, but including the fees and expenses of the Owner Trustee and the Trustee (including, without limitation, amounts to which the Trustee is entitled under Section 5.04)) and the Servicing Fee.

                  "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by an Authorized Officer, and delivered to the Trustee.

                  "Liquidation Expenses": Expenses incurred by the Servicer in connection with the liquidation of any Account which is in default and the sale of any property acquired in respect thereof which are not recoverable as Insured Expenses and are otherwise reimbursable to the Servicer in accordance with Sections 2.07(c), 2.11 and 2.15 of the Servicing Agreement.

                  "Liquidation Proceeds": Cash and new Account Notes with related security instruments received by the Servicer (before reimbursement of the Servicer for Liquidation Expenses) in connection with the liquidation of any Account which is in default and the sale of any property acquired in respect thereof, whether as Insurance Proceeds or through trustee's sale, foreclosure sale or otherwise.

                  "Maturity": With respect to the Notes, the date on which the entire unpaid principal amount of the Notes becomes due and payable as therein or herein provided, whether at the date specified therefor in the Notes or, if earlier, by declaration of acceleration, call for redemption or otherwise.

                  "Maturity Date": With respect to any Account, the date on which the last payment of principal of such Account shall be due and payable.

                  "Minimum Target Overcollateralization Amount": For any Distribution Date, [describe amount].

                  "Month of Closing": The month in which the Closing Date occurs.

                  "Monthly Cut-Off Date": As defined in the Servicing Agreement.

                  "Monthly Payment": With respect to any Account, the scheduled monthly payment payable to the holder of such Account in accordance with the terms of the related Account Note.

                  ["Moody's": Moody's Investors Service, Inc., or its successor in interest.]

                  "Mortgage": With respect to an Account, the original mortgage, deed of trust, mechanic's lien contract or other security instrument executed by an obligor which creates a lien on real property and improvements thereon securing an Account Note, or any Trust Mortgage.

                  "Mortgaged Property": The real property and improvements thereon that are subject to a Mortgage.

                  "Net Liquidation Proceeds": With respect to any Account, the amount derived by subtracting from the Liquidation Proceeds of such Account the related Liquidation Expenses.

                  "Note Interest Rate": With respect to each Class, the annual rate at which interest accrues on such Class of Notes, as specified in such Class of Notes and in Section 2.03.

                  "Note Register" and "Note Registrar": As defined in Section 2.07.

                  "Notes": Any notes authorized by, and authenticated and delivered under, this Indenture.

                  "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register.

                  "Obligor": Each Person who is indebted under an Account Note or who has acquired real property subject to the Mortgage securing an Account Note.

                  "Officer's Certificate": A Certificate signed by an Authorized officer.

                  "Opinion of Counsel": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be satisfactory to the Trustee.

                  "Optimal Principal Amount": An amount equal to (A) on any Distribution Date (i) on or prior to the Target Overcollateralization Date or
(ii) after the Target Overcollateralization Date and on which there exists an uncured Trigger Event, the Remaining Available Funds; and (B) on any Distribution Date after the Target Overcollateralization Date on which there does not exist an uncured Trigger Event, the amount which, when paid as principal on the Notes, will result in achieving or maintaining the Target Overcollateralization Level; provided that in no event will the Optimal Principal Amount for any Distribution Date exceed the Remaining Available Funds for such Distribution Date or the Aggregate Outstanding Principal Balance.

                  "Outstanding": As of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof for whose payment or redemption money (complying with Section 4.01) in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made; and

                  (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a Holder in due course;

provided, however, that in determining whether the Holders of the requisite percentage of the Voting Rights or of the Aggregate Outstanding Principal Balance of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor.

                  "Outstanding Principal Balance": Any of the Class A-1 Outstanding Principal Balance, Class A-2 Outstanding Principal Balance, Class A-3 Outstanding Principal Balance and Class A-4 Outstanding Principal Balance, as applicable.

                  "Overcollateralization Amount": With respect to a Distribution Date, the amount equal to (a) the Aggregate Economic Balance of the Accounts on the first day of the month preceding the month of such Distribution Date less
(b) the sum of the Aggregate Outstanding Principal Balance and all unreimbursed Realized Loss Amounts, in each case after giving effect to the payments made but prior to the allocation of losses thereon on such Distribution Date.

                  "Overcollateralization Percentage": A fraction expressed as a percentage the numerator of which is equal to the excess of (i) the Aggregate Economic Balance of the Accounts as of the first day of the month preceding the month in which the Target Overcollateralization Date occurs over (ii) the Aggregate Outstanding Principal Balance of all Classes of Notes and all unreimbursed Realized Loss Amounts with respect to all Classes of Notes on the Target Overcollateralization Date (after giving effect to payments and allocations of losses on the Target Overcollateralization Date) and the denominator of which is the Aggregate Economic Balance of the Accounts as of the first day of the month preceding the month in which the Target Overcollateralization Date occurs.

                  "Owner Trustee": ________________________, acting not in its individual capacity but solely as owner trustee with respect to the Issuer, or such successor person as shall become owner trustee pursuant to applicable provisions of this Indenture and shall be owner trustee under, or become owner trustee pursuant to applicable provisions of the Trust Agreement.

                  "Paying Agent": The Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to
Section 3.03 to pay the principal of, or interest on, any Notes on behalf of the Issuer.

                  "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Notes": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

                  "Principal Distribution Date": one of the fixed dates on which an installment of principal is due and payable on the Notes; such dates are each ________, _________, ________ and __________ beginning _________, 199_.

                  "Proceeding": Any suit in equity, action at law or other judicial or administrative Proceeding.

                  "Purchase and Sale Agreement": The Purchase and Sale Agreement, dated __________, 199_, between the Grantor and the Trust which provides for, among other things, the purchase by the Trust of all interest of the Grantor in the Accounts.

                  "Qualified Substitute Account": Means an account substituted by the Issuer for a Deleted Account which must, on the date of such substitution, (i) have an outstanding Economic Balance, after deduction of all scheduled payments due in the month of substitution, not less than the Economic Balance of the Deleted Account (unless the amount of any shortfall will be deposited into the Collection Account by the Issuer, pursuant to Section 3.11
(b), for
distribution to Noteholders in the month following the month of substitution),
(ii) have an Effective Financing Rate not less than the Effective Financing Rate of the Deleted Account, (iii) comply with each representation and warranty set forth in Section 3.11 (a), (iv) generally be of like quality and type as the Deleted Account and (v) have an original term to maturity which shall not exceed _______, 20__. In the event that either one account is substituted for more than one Deleted Account, or more than one account is substituted for one or more Deleted Accounts, then the amount described in clause (i) hereof shall be determined on the basis of aggregate Economic Balances.

                  "Rating Agencies": Each of [S&P] [Fitch] [DCR] [and]
[Moody's].

                  "Realized Loss Amount": Any of the Class A-1 Realized Loss Amount, Class A-2 Realized Loss Amount, Class A-3 Realized Loss Amount and Class A-4 Realized Loss Amount, as applicable.

                  "Record Date": With respect to any Distribution Date, the date on which the Persons entitled to receive any payment of principal of or interest on any Notes (or notice of a payment in full of principal) due and payable on such Distribution Date are determined; such date shall be the 15th day of the month preceding the month of such Distribution Date.

                  "Redemption Date": Any Principal Distribution Date on which Notes are to be redeemed at the option of the Issuer pursuant to Article X.

                  "Redemption Price": With respect to any Note to be redeemed pursuant to Article X hereof, an amount equal to 100% of the Outstanding Principal Balance of the Note to be so redeemed (prior to allocations of any Realized Loss Amounts), together with interest on such amount and interest on any unpaid interest or unreimbursed Realized Loss Amounts at the applicable Note Interest Rate from the latest date to which interest has been paid to the applicable Redemption Date.

                  "Remaining Available Funds": With respect to any Distribution Date, an amount (which shall not be less than zero) equal to (i) the Available Funds for such Distribution Date reduced by (ii) the amount of interest due and payable on the unpaid principal Balance of the Notes on such Distribution Date (excluding interest on any Realized Loss Amounts).

                  "Remittance": With respect to any one or more Accounts for any particular date or period, the net amount with respect to collections or receipts on such Account or Accounts for such date or period that is required to be remitted by the Servicer to the Trustee for deposit in the Collection Account.

                  "Remittance Date": The first Business Day of each week, beginning with the week after the Closing Date and the first Business Day following the end of each Due Period.

                  "Responsible Officer": With respect to the Trustee, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any trust officer or assistant trust officer, the controller, any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  ["S&P": Standard & Poor's, and its successor in interest.]

                  "Sale": As defined in Section 5.18.

                  "Schedule of Accounts": Collectively, the list of Accounts being Granted to the Trustee as part of the Trust Fund on the Closing Date appearing on a magnetic tape delivered to the Trustee on the Closing Date which list shall set forth the following information as of the Cut-Off Date with respect to each such Account in numbered columns:

                  Column Number           Information
                  1                       Account Number
                  2                       Zip Code
                  3                       First Distribution Date
                  4                       Total number of payments to be made
                  5                       Monthly Payment
                  6                       original amount of the note
                  7                       Total finance charge over the term of
                                             the note
                  8                       Paid-through date
                  9                       Status code
                  10                      Resale or original
                  11                      Amount of late charges due
                  12                      Date of last payment received
                  13                      Account balance
                  14                      Taxes due
                  15                      Insurance due
                  16                      Late charges due
                  17                      Other charges due
                  18                      Rebate method

                  "Servicer": _________________________, a ________________
corporation, as servicer under the Servicing Agreement, and its permitted successors and assigns thereunder, including any successor servicer appointed pursuant to Section 3.07(d).

                  "Servicer Reporting Date": The date each month on which the Servicer is required pursuant to Section 3.01 of the Servicing Agreement to report to the Issuer, the Accountants and the Trustee information concerning the Accounts, including all collections on the Accounts received by it during the related Remittance Period (as defined in the Servicing Agreement), which date shall be the 20th day of each month following such Remittance Period or, if such day is not a Business Day, the next preceding Business Day.

                  "Servicing Account": As defined in Section 2.08(b) of the Servicing Agreement.

                  "Servicing Agreement": The Servicing Agreement, dated _____________, 199_, among the Issuer, the Servicer and the Trustee, providing, among other things, for the servicing of the Accounts, as said agreement may be amended or supplemented from time to time as permitted hereby and thereby. Such term shall also include any servicing agreement entered into with a successor servicer pursuant to Section 3.07(d) hereof.

                  "Servicing Default": Any default by the Servicer under the Servicing Agreement that is an "Event of Default" under the Servicing Agreement, as specified in Section 5.01 thereof.

                  "Servicing Fee": With respect to any Account, other than an Account with respect to which (i) the related Mortgaged Property has been repossessed or (ii) the related Economic Balance is zero pursuant to the proviso of the definition of "Economic Balance", the fee payable to the Servicer under the Servicing Agreement.

                  "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Accounts whose name appears on a list of servicing officers furnished to the Issuer and the Trustee by the Servicer, as such list may be amended or supplemented from time to time.

                  "Stated Maturity Date": _____________, 20__.

                  "Successor Servicer": The Person appointed, or required to act as, Successor Servicer pursuant to Section 3.07 hereof.

                  "Target Overcollateralization Date": The Distribution Date occurring in _____ 20__.

                  "Target Overcollateralization Level": As of any Distribution Date, the level of overcollateralization that would exist if the overcollateralization Amount were equal to the greater of (i) the product of (x) the Overcollateralization Percentage and (y) the Aggregate Economic Balance of the Accounts as of the first day of the month preceding the month of such Distribution Date and (ii) the Minimum Target Overcollateralization Amount.

                  "Trigger Event": Any one of the following events:

                  (a) the Issuer fails to make a payment due hereunder and such failure continues for two Business Days;

                  (b) the Servicer fails to make a required payment or deposit due under the Servicing Agreement and such failure continues for four Business Days;

                  (c) An Event of Default (as defined in the Servicing Agreement) occurs under Section ____________________ of the Servicing Agreement;

                  (d) a breach of any covenant of the Servicer in the Servicing Agreement which may have a materially adverse effect on the Servicer or its performance under the Servicing Agreement is not cured within 60 days after the Servicer becomes aware thereof or after notice thereof from any Person;

                  (e) there shall occur the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                  (f) there shall occur the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing;

                  (g) the Contract Sale Agreement, the Purchase and Sale Agreement, the Servicing Agreement or this Indenture ceases to be in full force and effect; or

                  (h) the lien of the Indenture ceases to be effective or ceases to be of a first priority.

                  "Trust": The trust established by the Trust Agreement.

                  "Trust Agreement": The trust agreement, dated as of ________, 199_ between the Bank and the Grantor.

                  "Trust Fund": All money, instruments and other property subject or intended to be subject to the lien of this Indenture for the benefit of the Holders of the Notes as of any particular time (including all property and interests Granted to the Trustee in the Granting Clauses of this Indenture), including all proceeds thereof, and all right, title and interest of the Trustee in, to and under the Servicing Agreement and all money and property received by the Trustee pursuant thereto in respect of the Accounts.

                  "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as amended, as in force at the Closing Date, unless otherwise specifically provided.

                  "Trust Mortgage": Any mortgage, deed of trust or similar security instrument from the Issuer to the Trustee encumbering a Mortgaged Property owned by the Issuer whether as part of an Account transferred on the Closing Date or pursuant to a foreclosure or repossession of Mortgaged Property.

                  "Trustee": _________________________________________, until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee,, shall mean such successor Person.

                  "Vice President": With respect to the Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Rights": With respect to a Class of Notes, a fraction, expressed as a percentage, the numerator of which is equal to the Outstanding Principal Balance of such Class of Notes and the denominator of which is equal to the Aggregate Outstanding Principal Balance of all Classes of Notes.

                                   ARTICLE II

                                    THE NOTES


                  SECTION 2.01. Forms Generally.

                  The Notes and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof with an appropriate reference on the face of the Notes.

                  The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the officers executing such Notes, as evidenced by their execution thereof.

                  SECTION 2.02. Forms of Notes and Certificate of
                                Authentication.

                  (a) The form of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall be as set forth respectively as Exhibits A, B, C and D hereto.

                  SECTION 2.03. Notes; General Provisions with Respect to
                                Principal and Interest.

                  (a) The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is limited to $_____________________, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.06, 2.07, 2.08 or 9.06 of this Indenture.

                  The Notes shall be divided into four Classes having designations, original principal amounts, Note Interest Rates and Indenture Maturity Dates as follows:

                          Initial                                 Indenture
                         Principal          Note Interest          Maturity
Designation               Balance               Rate                 Date
-----------               -------               ----                 ----
Class A-1 Notes          $                         %
Class A-2 Notes          $                         %
Class A-3 Notes          $                         %
Class A-4 Notes          $                         %

                  The principal of each Note shall be payable in installments ending no later than the Maturity of the final installment of the principal thereof unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise.

                  Interest on the Notes of each Class shall be payable on each Interest Distribution Date in the amount of the sum of (i) the Interest Accrual Amount for such Class of Notes and (ii) all Class Interest Shortfalls for such Class of Notes that have not previously been paid, together with accrued interest on such Class Interest Shortfalls at the related Note Interest Rate to the extent permitted by law. All payments made with respect to any Note shall be applied first to the interest then due and payable on the current principal amount outstanding on such Note and then to the principal thereof. All computations of interest accrued on any Note shall be made as if each year consisted of twelve months of thirty days each.

                  All payments of principal of and interest on any Note shall be made in the manner specified in Section 2.09 and in the amounts prescribed in
Section 5.08 or 8.02(c), as the case may be.

                  Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes, if the Notes have become or been declared due and payable following an Event of Default and such acceleration of Maturity and its consequences have not been rescinded and annulled and the provisions of Section 5.05(a) are not applicable, then payments of principal of and interest on the Notes shall be made in accordance with
Section 5.08.

                  All Notes of the same Class shall be identical in all respects except for the denominations, Note numbers and dates thereof. All Notes of the same Class issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.


                  SECTION 2.04. Denominations.

                  The Notes shall be issuable only as registered Notes in minimum denominations of $______.


                  SECTION 2.05. Execution, Authentication, Delivery and Dating.

                  The Notes shall be executed on behalf of the Issuer by its Authorized Officer. The signature of any of these officers on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  The Notes which are authenticated and delivered by the Trustee to or upon the order of the Issuer on the Closing Date shall be dated the Closing Date. All other Notes which are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

                  The Notes may be authenticated by the Trustee either at the Corporate Trust Office or at the Trustee's office or agency in the
_______________________.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in the related exhibit hereto executed by the Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers ` employees or signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.


                  SECTION 2.06. Temporary Notes.

                  Pending the preparation of definitive Notes, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they may be so issued and with such variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender or cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver and exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

                  SECTION 2.07. Registration, Registration of Transfer and
                                Exchange.

                  The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. ` Upon any resignation of any Note Registrar appointed by the Issuer, the Issuer shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Note Registrar.

                  At any time at which the Trustee is not also the Note Registrar, the Trustee shall be a co-Note Registrar. The Trustee, if it shall ever be serving as co-Note Registrar, shall furnish the Note Registrar promptly after each authentication of a Note by the Trustee appropriate information with respect thereto for entry by the Note Registrar into the Note Register. If the Trustee shall at any time not be authorized to keep and maintain the Note Register, the Trustee shall have the right to inspect such Note Register at all reasonable times and to rely conclusively upon a certificate of the Person in charge of the Note Register as to the names and addresses of the holders of the Notes and the principal amounts and numbers of such Notes so held.

                  Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, and of the same Class and a like aggregate principal amount.

                  At the option of the Holder, Notes may be exchanged for other Notes of the same Class of any authorized denominations and of a like aggregate initial principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.08 not involving any transfer.

                  The Notes will initially be represented by certificated Notes registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"). No person acquiring a beneficial interest in a Note will be entitled to receive a certificated Note, except as described in the next paragraph of this
Section 2.07.

                  The Notes will be issued to and registered in the Note Register in the name of a person acquiring a beneficial interest in such Notes only if the Trustee receives a written notice from the Issuer that (i) DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Notes and the Issuer is unable to locate a qualified successor or (ii) the Issuer, at its option, elects to terminate the book-entry system through DTC. Upon the occurrence of either event described in clauses (i) and (ii) above, the Trustee shall notify DTC of the occurrence of either such event. Upon surrender by DTC of the certificated Notes and satisfaction of the conditions set forth in this
Section 2.07 of the Indenture for the registration of transfer and receipt by the Trustee of a list of the names and addresses of the beneficial owners of the Notes in whose name the Notes are to be registered, new Notes shall be delivered pursuant to this Section 2.07.

                  SECTION 2.08. Mutilated, Destroyed, Lost or Stolen Notes.

                  If (1) any mutilated Note is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Trustee such security or indemnity as may be required by the Trustee to save each of the Trustee and the Issuer harmless, then, in the absence of notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its direction the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same Class, tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such new Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such new Note (or such payment) from the Person to whom it was delivered or any Person taking such new Note from such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

                  Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

                  Except to the extent provided in the first paragraph of this
Section 2.08, every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately, to the extent provided herein, with any and all other Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.09. Payments of Principal and Interest.

                  (a) Any installment of interest or principal payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Distribution Date by check mailed to such Person's address as it appears in the Note Register on such Record Date, except that with respect to a Note registered in the name of the nominee of a clearing agency (initially, such nominee to be Cede & Co.) payments will be made by wire transfer in immediately available funds to the account designated by such nominee in writing at least two Business Days prior to such Distribution Date and except for the final installment of principal payable with respect to such Note (or the Redemption Price for any Note called for redemption), which shall be payable as provided in subsection (b) of this Section 2.09.

                  (b) All reductions in the principal amount of a Note (or one or more Predecessor Notes) effected by means of an allocation of the Realized Loss Amount or by payments of installments of principal made on any Distribution Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final installment of principal of each Note (including the Redemption Price of any Note called for redemption pursuant to Section 10.01) shall be payable only upon presentation and surrender thereof on or after the Distribution Date or Redemption Date therefor at the Corporate Trust Office or at the office or agency of the Issuer maintained by it for such purpose set forth in Section 3.02.

                  Whenever, on the basis of Remittances on the Accounts received and expected to be received during the related Due Periods or on the related Distribution Date, as applicable, the Issuer expects that the entire remaining unpaid principal amount of the Notes will become due and payable on the next Principal Distribution Date, it shall, no later than ten days prior to such Principal Distribution Date, mail or cause to be mailed to each Person in whose name a Note to be so retired is registered at the close of business on the Record Date that would otherwise be applicable to such Principal Distribution Date a notice to the effect that:

                  (i) the Issuer expects that funds sufficient to pay such final installment will be available in the Collection Account on such Principal Distribution Date, and

                  (ii) if such funds are available, (A) such final installment will be payable on such Distribution Date, but only upon presentation and surrender of such Note at the Corporate Trust office or at the office or agency of the Issuer maintained for such purpose pursuant to Section 3.02 (the addresses of which shall be set forth in such notice), and (B) no interest shall accrue on such Note after such Principal Distribution Date.

Notices in connection with redemptions of Notes shall contain the information set forth in, and be mailed in accordance with, Section 10.02.

                  (c) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid principal and interest that were carried by such other Note. Any checks mailed pursuant to subsection (a) of this Section 2.09 and returned undelivered shall be held in accordance with Section 3.03.

                  (d) Not later than each Debt Service Requirement Determination Date, the Trustee shall prepare and deliver to the Issuer a statement with respect to the following Distribution Date (a "Distribution Date Statement") setting forth:

                  (i) the amount of Issuer Expenses paid or due to be paid in respect of the related Due Period;

                  (ii) the amount of the Available Funds for such Distribution Date;

                  (iii) the amount of interest then due and payable on the Notes then Outstanding (stated separately as to each Class);

                  (iv)     the optimal Principal Amount for each Class;

                  (v) whether the Available Funds for such Distribution Date will be sufficient to pay on such Distribution Date all amounts specified in clause (iii) and, if not, the percentages of such amount which may be paid in accordance with the priorities set forth in
         Section 8.02(c) from the amounts expected to be available in the Collection Account;

                  (vi) the Class Interest Shortfall (stated separately as to each Class);

                  (vii) the amounts included in such statement pursuant to clauses (iii) and (iv), expressed in each case per Individual Note, to be paid on such Distribution Date;

                  (viii) the amount, if any, to be released to the Issuer pursuant to clause twenty-second of Section 8.02(c);

                  (ix) the total Realized Loss Amount and amount allocated to each Class of Notes and interest thereon;

                  (x) the unpaid principal amount of each Class of Notes which will remain after giving effect to the payments to be made on such Distribution Date expressed both on an aggregate basis and per Individual Note;

                  (xi) the Cumulative Actual Net Economic Losses as of the end of the related Due Period;

                  (xii) the Economic Balance as of the end of the related Due Period of Accounts with respect to which there is a material breach of any representation or warranty made in Section 3.11 or as to which there is a material defect in the related Account Documents in accordance with Section 3.12 (b);

                  (xiii)   the Minimum Target Overcollateralization Amount;

                  (xiv)    cumulative unreimbursed Realized Loss Amounts;

                  (xv) the Aggregate Economic Balance of the Accounts at immediately following the end of the related Due Period; and

                  (xvi) the number and Aggregate Economic Balance of all Accounts 30, 60 and 90 or more days past due and in repossession, foreclosure or bankruptcy.

                  Each Distribution Date Statement shall be delivered by the Trustee to the Issuer, each designee of the Issuer specified in writing to the Trustee, Lehman Brothers Inc., S&P, Moody's, the firm of Independent Accountants appointed by the Issuer pursuant to Section 8.07(a) and, upon request, to the beneficial owners of the Notes.

                  SECTION 2.10. Persons Deemed Owners.

                  Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee, any Agent and any other agent of the Issuer or the Trustee may treat the Person in whose name any Note is registered as the absolute owner of such Note for all purposes whatsoever, whether or not such
Note is overdue, and neither the Issuer, the Trustee, any Agent nor any other agent of the Issuer or the Trustee shall be affected by notice to the contrary.

                  SECTION 2.11. Cancellation.

                  All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and such Notes, together with all such Notes so surrendered directly to the Trustee, shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be held by the Trustee in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

                  SECTION 2.12. Authentication and Delivery of Notes.

                  The Notes may be executed by the Issuer and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Trustee, upon Issuer Request and upon receipt by the Trustee of the following items required to be delivered to the Trustee in connection with the initial authentication and delivery of the Notes on the Closing Date:

                  (a) an Issuer Order authorizing the authentication and delivery of the Notes;

                  (b) an Officers' Certificate of the Issuer, complying with the requirements of Section 11.01, stating that:

                           (i) the Issuer is not in Default under this Indenture and the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust Agreement or any other constituent documents of the Issuer, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

                           (ii) the Issuer is the owner of and has good title to each Account, has not assigned any interest or participation in any such Account (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Account to the Trustee, and no other Person has any lien on, security interest in or other rights to any such Account;

                           (iii) the Issuer has Granted to the Trustee all of its right, title, and interest in each Account Granted to the Trustee by it to secure the Notes;

                           (iv) the information set forth in the Schedule of Accounts to this Indenture is correct;

                           (v) attached thereto are true and correct copies of letters signed by the Rating Agencies confirming that the Class A-1 Notes have been rated ___ by the Rating Agencies, the Class A-2 Notes have been rated at least ___ by the Rating Agencies, the Class A-3 Notes have been rated at least __ by the Rating Agencies and the Class A-4 Notes have been rated at least ___ by the Rating Agencies; and

                           (vi)     each of the Accounts satisfies the
                  requirements of subsection (c) below;

                  (c) all of the Accounts and all Account Documents (except that (A) in lieu of delivering the Account Documents for any Account which has been the subject of a Full Prepayment received by the Servicer after the Cut-Off Date but no later than five Business Days prior to the Closing Date, the Issuer may deliver, or cause to be delivered, as indicated in the Officers, Certificate from the Servicer delivered pursuant to subsection (e) of this Section 2.12, the cash proceeds of such Full Prepayment, (B) in lieu of delivering the Account Documents for any Account with respect to which foreclosure proceedings have been commenced and such Account Documents are required in connection with the prosecution of such proceedings, the Issuer may deliver a trust receipt pursuant to Section 3.13 (c) of this Indenture and (C) the Trustee's review of such Account Documents pursuant to Section 3.12 need not be completed until 90 days following the Closing Date), which
         Accounts:

                           shall have an aggregate Economic Balance at least
                  equal to $______________ as of the Cut-Off Date, and

                           shall satisfy each of the representations and
                  warranties with respect to such Accounts set forth in Section
                  3.11 of this Indenture;

                  (d) an executed counterpart of the Servicing Agreement;

                  (e) an Officer's Certificate from the Servicer, dated as of the Closing Date, certifying that all Monthly Payments (net of the Servicing Fee) on the Accounts due after the Cut-Off Date and received more than five Business Days prior to the Closing Date plus the proceeds of each Full Prepayment of any such Account (including any related payment of interest) received by the Servicer after the Cut-Off Date but more than five Business Days prior to the Closing Date have been remitted to the Trustee for deposit in the Collection Account in accordance with Section 2.08 of the Servicing Agreement and setting forth the aggregate amount so remitted representing a Full Prepayment received by the Servicer after the Cut-Off Date but more than five Business Days prior to the Closing Date;

                  (f) a letter, addressed to the Trustee, of a firm of Independent Accountants of recognized national reputation to the effect that:

                           (1) they have performed the following procedures
                  (which need not constitute an examination in accordance with generally accepted auditing standards):

                                    (A) they have randomly selected a sample of
                           the Accounts, and compared the Account number, the total number of Monthly Payments to be made under the Account during its term, the total finance charge over the term of the related Account Note, Monthly Payment, amount financed and the original principal balance set forth in the related Account Documents to the corresponding item in the Schedule of Accounts; and

                                    (B) they recalculated the Economic Balance
                           for each Account and compared the Economic Balance calculated by the Issuer to the Economic Balances calculated by them for each Account and compared the aggregate Economic Balance for all Accounts calculated by them to the aggregate initial principal amount of the Notes proposed to be authenticated and delivered; and

                           (2) based upon the above-specified procedures, such
                  firm has determined that:

                                    (A) they are 95% confident that the
                           particular attributes of the Accounts tested by them as described in paragraph (1) (A) above will not vary from the corresponding information set forth on the Schedule of Accounts for more than ___% of all of the Accounts; and

                                    (B) the Economic Balance calculated by the
                           Issuer for the Accounts (specifically,
                           $_________________) does not exceed the Economic Balance for the Accounts as calculated by them in accordance with the definition of the term "Economic Balance" and the aggregate of the Economic Balances calculated by them for all Accounts is not less than ____% of the aggregate initial principal amount of the Notes proposed to be authenticated and delivered;

                  (g) cash in the amount equal to the amount, if any, required to be remitted to the Trustee pursuant to Section 2.08 of the Servicing Agreement (as indicated by the officers, Certificate from the Servicer delivered pursuant to subsection (e) of this Section 2.12) and deposited in the Collection Account and held by the Trustee and applied in accordance with Section 8.02;

                  (h) an executed copy of the Contract Sale Agreement and the Purchase and Sale Agreement;

                  (i) an executed copy of the Trust Agreement;

                  (j) an executed copy of the Holding Account Agreement; and

                  (k) a copy of the fidelity bond required pursuant to Section
         4.05 of the Servicing Agreement; and

                  (1) an opinion of Independent Counsel either stating that, in the opinion of such counsel, such action has been taken and is necessary to perfect and maintain the security interest created by this Indenture with respect to the Trust Estate and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest.

                                   ARTICLE III

                    COVENANTS; REPRESENTATIONS AND WARRANTIES


                  SECTION 3.01. Payment of Notes.

                  The Issuer will pay or cause to be duly and punctually paid the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

                  SECTION 3.02. Maintenance of Office or Agency.

                  The Issuer will maintain in the Borough of Manhattan, the City of New York, the State of New York and in the city where the Corporate Trust Office is located an office or agency where Notes may be presented or surrendered for payment or may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location and any change in the location of such office or agency. Until written notice of any change in the location of such office or agency is delivered to the Trustee or if at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, Notes may be so presented or surrendered, and such notices and demands may be made or served, at the office of ________________________________________ and at the Corporate Trust Office.

                  The Issuer may also from time to time designate one or more other offices or agencies (in or outside the City of New York or the city where the Corporate Trust Office is located) where the Notes may be presented or surrendered for any or all such purposes and where notices and demands may be served and may from time to time rescind such designations; provided, however, that (i) no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the City of New York, for the purposes set forth in the preceding paragraph and (ii) any designation of an office or agency for payment of Notes shall be subject to
Section 3.03. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other off ice or agency.


                  SECTION 3.03. Money for Note Payments to Be Held in Trust.

                  All payments of amounts due and payable with respect to any Notes which are to be made from amounts withdrawn from the Collection Account pursuant to Section 8.02(c) or Section 5.08 shall be made on behalf of the Issuer by the Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in
Section 5.08 or 8.02.

                  If the Issuer shall have a Paying Agent that is not also the Note Registrar, it shall furnish, or cause the Note Registrar to furnish no later than the fifth Business Day after



                                      III-1
each Record Date, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Notes and of the number of Individual Notes held by each such Holder.

                  Whenever the Issuer shall have a Paying Agent other than the Trustee, it will, on or before the Business Day next preceding each Distribution Date, direct the Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay all amounts then becoming due (to the extent funds are then available for such purpose in the Collection Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Trustee for application in accordance with Article VIII.

                  Any Paying Agent other than the Trustee shall be appointed by Issuer Order, and the Trustee is hereby appointed, and the Trustee hereby accepts such appointment, as initial Paying Agent. The Issuer shall not appoint any Paying Agent which is not, at the time of such appointment, a depository institution or trust company. The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (1) allocate all sums received for payment to the Holders of Notes on each Distribution Date among such Holders in the proportion specified in the Distribution Date Statement, to the extent permitted by applicable law;

                  (2) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (3) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

                  (4) if such Paying Agent is not the Trustee, give the Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to any Notes;

                  (5) if such Paying Agent is not the Trustee, at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (6) comply with all requirements of the Internal Revenue Code of 1986, as amended (or any successor or amendatory statutes), and all regulations thereunder,


                                     III-2
         with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Issuer has provided the calculations pertaining thereto to the Trustee.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent, if other than the Trustee, to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable to the Holder of such Note shall be discharged from such trust and paid to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Paying Agent with respect to such trust money shall cease upon such payment. The Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or any Agent, at the last address of record for each such Holder).

                  SECTION 3.04. Existence of Issuer.

                  The Issuer will keep in full effect its existence, rights and franchises as a statutory business trust under the laws of the State of __________ (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Trust Fund and each instrument or agreement included in the Trust Fund.

                  SECTION 3.05. Protection of Trust Fund.

                  (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to

                  (i) Grant more effectively all or any portion of the Trust
Fund.


                                     III-3

                  (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof,

                  (iii) perfect, publish notice of, or protect the validity of, any Grant made or to be made by this Indenture,

                  (iv)     enforce any of the Account Documents,

                  (v) preserve and defend title to the Trust Fund and the rights of the Trustee and of the Noteholders in the Account Documents and the other property held as part of the Trust Fund against the claims of all persons and parties, or

                  (vi) pay all taxes or assessments levied or assessed upon the Trust Fund when due.

                  The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants and provided, further, that the duty of the Trustee to execute any instrument required pursuant to this
Section 3.05 shall arise only if the Trustee has knowledge of any failure of the Issuer to comply with provisions of this Section 3.05. The Issuer shall execute a power of attorney coupled with an interest which shall be irrevocable, and the Issuer hereby ratifies and confirms all that the Trustee may do by virtue thereof.

                  (b) Except as otherwise provided herein and in the Servicing Agreement, the Trustee shall not remove any portion of the Trust Fund that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Independent Counsel delivered pursuant to Section 3.06 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.12(l), if no Opinion of Independent Counsel has yet been delivered pursuant to Section 3.06) unless the Trustee shall have first received an Opinion of Independent Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

                  SECTION 3.06. Opinions as to Trust Fund.

                  On or before ______________ in each calendar year, beginning in 199_, the Issuer shall furnish to the Trustee an opinion of Independent Counsel either stating that, in the opinion of such counsel, such action has been taken as is necessary to perfect and to maintain the lien and security interest created by this Indenture with respect to the Trust Fund and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such opinion of Counsel shall also address any other matter reasonably requested by the Trustee with respect to the Trust Fund and describe all such action, if any, that will, in the opinion of such counsel, be required to be


                                     III-4
taken to maintain the lien and security interest of this Indenture with respect to the Trust Fund until May 15 in the following calendar year. The Issuer shall be required to take whatever action set forth in the Opinion of Independent Counsel to perfect or maintain the lien and security interest in the Trust Fund created by this Indenture.

                  SECTION 3.07. Performance of Obligations; Servicing Agreement.

                  (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in the Servicing Agreement.

                  (b) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the Account Documents or under any instrument included in the Trust Fund, or which would result in the amendment, hypothecation, subordination, termination or discharge Of, or impair the validity or effectiveness of, any of the Account Documents, or any such instrument, except for such actions that are expressly provided for in the Servicing Agreement.

                  (c) If the Issuer shall have knowledge of the occurrence a Servicing Default, the Issuer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Issuer is taking in respect of such Servicing Default. If any Servicing Default arises from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Accounts, the Issuer may remedy such failure, provided that if any Servicing Default arises from the failure by the Servicer to comply with requirements imposed upon it under Section 2.12 of the Servicing Agreement regarding advances for taxes, assessments and other charges against the Mortgaged Property or under Section 2.13 of the Servicing Agreement with respect to hazard insurance for the Mortgaged Properties securing the Mortgage Loans, the Issuer shall promptly pay such taxes, assessments or other charges or such premiums or obtain substitute insurance coverage meeting the requirements of said Section 2.13. So long as any Servicing Default shall be continuing, the Trustee may, and upon the direction of the Holders of Notes entitled to more than 50% of the aggregate Voting Rights of all Classes voting together as a single class the Trustee shall, terminate all of the rights and powers of the Servicer under the Servicing Agreement pursuant to Section 5.01 of the Servicing Agreement or take any other action with respect to such Servicing Default as is permitted under said Section 5.01. Unless granted or permitted by the Holders of Notes to the extent provided above, the Issuer may not waive any such Servicing Default or terminate the rights and powers of the Servicer under the Servicing Agreement.

                  (d) Upon any termination of the Servicer's rights and powers pursuant to Section 5.01 of the Servicing Agreement, the Trustee shall appoint, or shall petition a court of competent jurisdiction to appoint, a successor servicer or upon the occurrence of a Trigger Event, the Trustee may appoint such successor servicer (the "Successor Servicer"). The Trustee may appoint itself Successor Servicer. Pending the appointment of a Successor Servicer as provided above, the Trustee shall be the Successor Servicer. Upon any termination of the Servicer's rights and powers pursuant to Section 5.01 of the Servicing Agreement or upon the occurrence of a Trigger Event, all rights, powers, duties and


                                     III-5
responsibilities of the Servicer with respect to the Accounts shall vest in and be assumed by the Successor Servicer, and the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer with respect to the Accounts under the Servicing Agreement. Upon any such termination, the successor Servicer, or if the Trustee so elects upon a Trigger Event, the Trustee, is hereby authorized to mail a notice to each Obligor directing each such Obligor to mail all Monthly Payments to the Successor Servicer or its agent at the address specified in such notice. In connection with any such appointment, the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, and the Issuer shall enter into an agreement with such successor for the servicing of the Accounts, such agreement to be substantially similar to the Servicing Agreement or otherwise acceptable to the Trustee; provided that any such compensation of the Successor Servicer shall not be in excess of 100% of the Servicing Fee payable to the Servicer under the Servicing Agreement.

                  (e) The Issuer may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

                  SECTION 3.08. Negative Covenants.

                  The Issuer will not:

                  (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Fund except as expressly permitted by this Indenture;

                  (ii) obtain or carry insurance relating to the Accounts separate from that required by the Servicing Agreement, unless the Trustee shall have the same rights with respect thereto as it has with respect to the insurance required by the Servicing Agreement;

                  (iii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Fund;

                  (iv) engage in any business or activity other than in connection with, or relating to, the issuance of the Notes or the preservation of the Trust Fund and the release of assets therefrom pursuant to this Indenture and the Trust Agreement;

                  (v)      dissolve or liquidate in whole or in part;

                  (vi) (1) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (2) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or


                                     III-6
         burden the Trust Fund or any part thereof or any interest therein or the proceeds thereof, or (3) except as permitted hereby, permit the lien of this Indenture not to constitute a valid and perfected first priority security interest in the Trust Fund;

                  (vii) cause or permit any Affiliate to petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequester or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer; or

                  (viii) amend the Trust Agreement without the consent of the Trustee.

                  SECTION 3.09. Annual Statement as to Compliance.

                  On or before 120 days after the first anniversary of the Closing Date and each subsequent anniversary date of the Closing Date, the Issuer shall deliver to the Trustee a written statement, signed by two Authorized Officers, stating, as to each signer thereof, that

                  (1) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such officer's supervision; and

                  (2) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout such year or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to such officer and the nature and status thereof.

                  SECTION 3.10. Recording of Assignments.

                  The Issuer shall use reasonable best efforts to record substantially all Assignments and Trust Mortgages within 21 days of the Closing Date and in any event all Assignments and Trust Mortgages shall be duly recorded not later than 90 days after the date of the Grant of the related Account.

                  SECTION 3.11. Representations and Warranties Concerning the
                                Accounts.

                  (a) The Issuer represents and warrants to the Trustee, with respect to each Account, that as of the Closing Date (and the Issuer shall be deemed to have made such representations and warranties at the time of the transfer thereof to the Trustee with respect to each new Account originated in connection with the sale of property acquired in respect of an Account):

                  (i) the information set forth with respect to such Account in the Schedule of Accounts attached hereto is true and correct as of the date as of which such information is given;


                                     III-7

                  (ii) the related installment sale contract has been duly executed by the parties thereto and the duties to be performed thereunder prior to the date the first payment in connection with such contract is due have been performed;

                  (iii) the Account Documents have been duly executed by the related Obligor and the Mortgage has been duly executed by the Obligor and, to the extent required under local law for recordation or enforcement, properly acknowledged;

                  (iv) the Mortgage has been properly recorded as required by law. The Mortgage constitutes a valid first priority lien upon and secure title to the real property and improvements thereon described therein, which include a single family detached dwelling, and such Mortgage and the Account Note secured thereby are fully enforceable in accordance with their terms except as enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other laws affecting creditors, rights generally and by general principles of equity (whether applied in a proceeding in law or at equity);

                  (v) the Issuer is the sole owner of each Account and has good title to such Account and full right and authority to transfer such Account and to Grant such Account to the Trustee and, upon delivery of the related Account Documents to the Trustee, the Trustee will have a valid and perfected lien or security interest in such Account;

                  (vi) all costs, fees, intangible, documentary and recording taxes and expenses incurred in making, closing, and recording each Account and in connection with the issuance of the Notes have been paid;

                  (vii) no part of the Mortgaged Property purporting to secure any Account Note has been, or shall have been, released from the lien or security title of the Mortgage securing such Account Note except for Mortgaged Property securing Account Notes which have been prepaid in full between the Cut-Off Date and the Closing Date, the amount of such prepayments received more than five days prior to the Closing Date to be deposited in the Collection Account on or before the Closing Date;

                  (viii) except to the extent permitted by the Servicing Agreement, no term or provision of any Account has been or will be altered, changed or modified in any way by the Servicer or the Issuer without the consent of the Trustee;

                  (ix) the Grantor and the Issuer acquired title to the Accounts in good faith, for value and without notice of any adverse claim;

                  (x) the Account Notes evidence accounts bearing a fixed finance charge rate and fully amortizing level monthly payments. Each Account Note has an original term to maturity not in excess of 30 years;


                                     III-8

                  (xi) as of the Closing Date, there is no right of rescission, setoff, defense or counterclaim to any Account Note or Mortgage, including both the obligation of the Obligor to pay the unpaid cash price or finance charge on such Account Note and the defense of usury; furthermore, neither the operation of any of the terms of the Account Note and the Mortgage nor the exercise of any right thereunder will render the Account Note or the Mortgage unenforceable, in whole or in part, or subject such Account Note or Mortgage to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto;

                  (xii) there are no mechanics, liens or claims for work, labor or material (and to the best of the Issuer's knowledge, no rights or claims are outstanding that under law could give rise to such lien) affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage;

                  (xiii) each Account Note at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated by the Purchase and Sale Agreement and hereby will not involve the violation of any such laws;

                  (xiv) with respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated, serving and named in such Mortgage;

                  (xv)     there has been no fraud, dishonesty,
         misrepresentation or negligence on the part of the originator in connection with the origination of any Account Note or in connection with the sale of the related Account; and

                  (xvi) to the best knowledge of the Issuer, except Mortgaged Properties for which Insurance Proceeds are available, each Mortgaged Property is in good condition and free of damage which materially and adversely affects the value thereof.

                  (b) If any of the representations, warranties or covenants with respect to any Account set forth in this Section 3.11 are found to be incorrect as of the time made in any respect which materially and adversely affects the interest of the Trustee or the Noteholders in the Account, the Issuer or the Servicer shall notify the Trustee immediately after obtaining knowledge thereof, and the Issuer shall use its best efforts to eliminate or otherwise cure the circumstances or conditions in respect of which such representation, warranty or covenant was incorrect as of the time made within 90 days of such notice to the Trustee. If such breach is not or cannot be cured within such 90-day period or, with the prior written consent of a Responsible Officer of the Trustee, such longer period as specified in such consent, the Issuer shall either (i) deposit in the Collection Account an amount equal to 100% of the then current Economic Balance of the affected Account (a "Defective Account"), at which time the Defective Account shall be released from the lien of the Indenture or (ii) remove such Account from the Trust Fund and substitute one or more Qualified Substitute Accounts (in which case


                                     III-9
the removed Account shall become a "Deleted Account"). The Issuer shall promptly reimburse the Servicer and the Trustee for any reasonable expenses (including without limitation reasonable attorney's fees) incurred by the Servicer and the Trustee, respectively, in respect of any such breach.

                  As to any Deleted Account for which the Issuer substitutes a Qualified Substitute Account or Qualified Substitute Accounts, the Issuer shall effect such substitution by delivery to the Trustee of the Account Notes for such Qualified Substitute Account or Qualified Substitute Accounts and such other Account Documents related thereto, with each such Account Note endorsed to the order of the Issuer, without recourse, and endorsed by the Issuer in blank or to the order of the Trustee, without recourse. Monthly Payments due with respect to Qualified Substitute Accounts in the month of substitution are not part of the Trust Fund and will be retained by the Issuer. Available Funds will include the Monthly Payment due on any Deleted Account in the month of substitution, and the Issuer shall deposit such amount in the Collection Account if received by it subsequent to the month of substitution. The Issuer shall be entitled to receive all amounts due subsequent to the month of substitution in respect of such Deleted Account. The Issuer shall give or cause to be given written notice to the Trustee and the Rating Agencies that such substitution has taken place. Upon such substitution, such Qualified Substitute Account or Qualified Substitute Accounts shall be subject to the terms of this Indenture in all respects, and the Issuer shall be deemed to have made with respect to such Qualified Substitute Account or Qualified Substitute Accounts, as of the date of substitution, the representations and warranties set forth in this Section 3.11. The Trustee shall at the direction of the Issuer immediately effect the release of the lien of this Indenture with respect to such Deleted Account, the form of the instruments effecting such release being specified in such direction.

                  For any month in which the Issuer substitutes one or more Qualified Substitute Accounts for one or more Deleted Accounts, the Issuer will determine the amount (if any) by which the aggregate outstanding Economic Balance of all such Qualified Substitute Accounts as of the date of substitution is less than the aggregate outstanding Economic Balance of all such Deleted Accounts. On the date of such substitution, the Issuer will deposit from its own funds into the Collection Account an amount equal to the amount of such shortfall, if any, without reimbursement therefor.

                  It is understood and agreed that the obligations of the Issuer set forth in this Section 3.11(b) to cure, substitute for or deposit funds in the Collection Account in connection with an Account constitute the sole remedies available to the Noteholders or to the Trustee on their behalf respecting a breach of the representations and warranties set forth in Section 3.11(a).

                  SECTION 3.12. Trustee's Review of Account Documents.

                  (a) The Trustee agrees, for the benefit of the holders of the Notes, to review within 90 days after the Closing Date (or other date of transfer to the Trust of an Account or substitution of a Qualified Substitute Account), the Account Documents delivered to it on or


                                     III-10
prior to the Closing Date (or other date of transfer to the Trust of an Account or substitution of a Qualified Substitute Account) in connection with the Grant of the Accounts listed on the Schedule of Accounts as security for the Notes. Such review shall be limited to a determination that all documents referred to in the definition of the term Account Documents have been delivered with respect to each such Account (other than the documents related to (i) any Account so listed which has been subject to a Full Prepayment, the proceeds of which have been deposited in the Collection Account in lieu of delivery of the applicable Account Documents and (ii) any Account with respect to which the related Mortgaged Property was foreclosed, repossessed or otherwise converted subsequent to the Cut-Off Date and prior to the Closing Date or with respect to which foreclosure proceedings have been commenced and the related Account Documents are required in connection with the prosecution of such foreclosure proceedings and the Issuer has delivered a trust receipt called for by Section 3.13 (c) ), that all such documents have been executed, and that all such documents relate to the Accounts listed on the Schedule of Accounts; provided, however, that with respect to the review made of the Accounts in connection with the Closing Date, assumption or substitution agreements shall not be considered Account Documents. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document and on the purported genuineness of any signature thereon.

                  (b) If any Account Document is defective in any material respect which may materially and adversely affect the value of the related Account, the priority of the related Mortgage or the interest of the Trustee or the Noteholders in such Account or if any document required to be delivered to the Trustee has not been delivered or if any documents so delivered does not relate to an Account listed on the Schedule of Accounts, the Trustee shall notify the Issuer and the Servicer immediately after obtaining knowledge thereof. Within 90 days of the earlier of discovery by or notice to the Issuer that any Account Document is missing or defective and such omission or defect materially and adversely affects the interest of the Noteholders in an Account, the Issuer is required to use its best efforts to cure such omission or defect. If such omission or defect is not or cannot be cured within such 90-day period or, with the prior written consent of a Responsible Officer of the Trustee, such longer period as specified in such consent, the Issuer shall either (i) deposit in the Collection Account an amount equal to 100% of the then current Economic Balance of the affected Account (a "Defective Account"), at which time the Defective Account shall be released from the lien of the Indenture or (ii) remove such Account from the Trust Fund and substitute one or more Qualified Substitute Accounts (in which case the removed Account shall become a "Deleted Account"). The Issuer shall promptly reimburse the Servicer and the Trustee for any reasonable expenses (including without limitation reasonable attorney's fees) incurred by the Servicer and the Trustee, respectively, in respect of any such defect or omission; provided, however, except for the review by the Trustee pursuant to Section 3.12(a), the foregoing shall not impose an obligation on the Trustee to discover defects in the Account Documents or to ascertain the priority of the related Mortgage.

                  As to any Deleted Account for which the Issuer substitutes a Qualified Substitute Account or Qualified Substitute Accounts, the Issuer shall effect such substitution by delivery to the Trustee of the Account Note(s) for such Qualified Substitute Account or


                                     III-11

Qualified Substitute Accounts and such other Account Documents related thereto, with each such Account Note endorsed to the order of the Issuer, without recourse, and endorsed by the Issuer in blank or to the order of the Trustee, without recourse. Monthly Payments due with respect to Qualified Substitute Accounts in the month of substitution are not part of the Trust Fund and will be retained by the Issuer. Available Funds will include the Monthly Payment due on any Deleted Account in the month of substitution, and the Issuer shall deposit such amount in the Collection Account if received by it subsequent to the month of substitution. The Issuer shall be entitled to receive all amounts due subsequent to the month of substitution in respect of such Deleted Account. The Issuer shall give or cause to be given written notice to the Trustee and the Rating Agencies that such substitution has taken place. Upon such substitution, such Qualified Substitute Account or Qualified Substitute Accounts shall be subject to the terms of this Indenture in all respects, and the Issuer shall be deemed to have made with respect to such Qualified Substitute Account or Qualified Substitute Accounts, as of the date of substitution, the representations and warranties set forth in Section 3.11. The Trustee shall at the direction of the Issuer immediately effect the release of the lien of this Indenture with respect to such Deleted Account, the form of the instruments effecting such release being specified in such direction.

                  For any month in which the Issuer substitutes one or more Qualified Substitute Accounts for one or more Deleted Accounts, the Issuer will determine the amount (if any) by which the aggregate outstanding Economic Balance of all such Qualified Substitute Accounts as of the date of substitution is less than the aggregate outstanding Economic Balance of all such Deleted Accounts. On the date of such substitution, the Issuer will deposit from its own funds into the Collection Account an amount equal to the amount of such shortfall, if any, without reimbursement therefor.

                  It is understood and agreed that the obligations of the Issuer set forth in this Section 3.12(b) to cure, substitute for or deposit funds in the Collection Account in connection with an Account constitute the sole remedies available to the Noteholders or to the Trustee on their behalf respecting an omission or defect set forth in Section 3.12(a).

                  SECTION 3.13. Trust Fund; Account Documents.

                  (a) When required by the provisions of this Indenture, the Trustee shall execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this
Article III shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) In order to facilitate the servicing of the Accounts by the Servicer, the Servicer is hereby authorized in the name and on behalf of the Trustee and the Issuer, to execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Accounts and with respect to the Mortgaged Properties subject to the mortgages


                                     III-12

(and the Trustee shall execute any such documents on request of the Servicer), subject to the obligations of the Servicer under the Servicing Agreement. If from time to time the Servicer shall deliver to the Trustee copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to Section 2.10 of the Servicing Agreement, the Trustee shall check that each of such documents purports to be an original executed copy and, if so, shall file such documents with the related Account Documents. If any such documents submitted by the Servicer do not meet the above qualifications, such documents shall promptly be returned by the Trustee to the Servicer, with a direction to the Servicer to forward the correct documentation.

                  (c) Upon Issuer Request accompanied by an Officers' Certificate of the Servicer pursuant to Section 2.15 of the Servicing Agreement to the effect that an Account has been the subject of a Full Prepayment or that all Liquidation Proceeds which have been determined by the Servicer in its reasonable judgment to be finally recoverable, have been recovered and upon deposit to the Holding Account of such final Monthly Payment, an amount that satisfies the definition of Full Prepayment with respect to such Account or, if applicable, Liquidation Proceeds, the Trustee shall promptly release the related Account Documents to or upon the order of the Issuer, along with such documents as the Servicer or the Obligor may request to evidence satisfaction and discharge of such Account. If from time to time and as appropriate for the servicing or foreclosure of any Account, the Servicer requests the Trustee to release the related Account Documents and delivers to the Trustee a trust receipt reasonably satisfactory to the Trustee and signed by a Servicing Officer, the Trustee shall release the related Account Documents to the Servicer. If such Account shall be liquidated and the Trustee receives a certificate from the Servicer as provided above, then, upon request of the Issuer, the Trustee shall release the trust receipt to or upon the order of the Issuer.

                  (d) The Trustee shall, at such time as there are no Notes outstanding, release all of the Trust Fund to the Issuer (other than any cash held for the payment of the Notes pursuant to Section 3.03 or 4.01), subject, however, to the rights of the Trustee under Section 6.07.

                  SECTION 3.14. Amendments to Servicing Agreement.

                  The Trustee may enter into any amendment or supplement to the Servicing Agreement only in accordance with Section ____ of the Servicing Agreement; provided, however, at any time, the Trustee may, without the consent of the Noteholders, enter into an amendment to the Servicing Agreement modifying the repossession, foreclosure and liquidation procedures if such modifications are likely to minimize payments in connection with any filing or recording required in any jurisdiction where any Mortgaged Properties are located. The Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

                  SECTION 3.15. Servicer as Agent and Bailee of Trustee.

                  In order to facilitate the servicing of the Accounts by the Servicer, the Servicer shall retain, in accordance with the provisions of the Servicing Agreement and this Indenture,


                                     III-13
the moneys to be deposited in each Servicing Account. Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Servicer, the Trustee hereby acknowledges that the Servicer is acting as agent and bailee of the Trustee in holding such moneys pursuant to Section ____ of the Servicing Agreement, as well as its agent and bailee in holding any Account Documents released to the Servicer pursuant to
Section 3.13 (c), and any other items constituting a part of the Trust Fund which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such agency pursuant to Section ____ of the Servicing Agreement, the Trustee, as a secured party, will be deemed to have possession of such Account Documents, such moneys and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Servicer.

                  SECTION 3.16. Investment Company Act.

                  The Issuer shall not become an "investment company" as defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.16 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

                  SECTION 3.17. Business Activity.

                  (a) The Issuer shall furnish to the Trustee copies of the form of each proposed amendment to the Trust Agreement at least 60 days prior to the proposed date of adoption of any such proposed amendment.

                  (b) The Issuer will at all times hold itself out to the public, including creditors of any entity owning more than a 50% undivided interest in the Issuer (hereinafter referred to as a Majority Owner" of the Issuer), under the Issuer' s own name and as a separate and distinct entity from the Grantor or any of its Affiliates.

                  (c) The Issuer will at all times be responsible for the payment of all its obligations and indebtedness, will at all times maintain a business office, records, books of account, and funds separate from its Majority Owner and will observe all customary formalities of independent existence.

                  (d) To the extent such compliance involves questions of law, the Issuer shall be deemed in compliance with the requirements of any provision of this Section 3.17 if it is acting in accordance with an opinion of Counsel as to such requirements.

                  (e) The Issuer represents, warrants and covenants that its chief executive office is and shall be located in the State of Delaware.



                                     III-14

                  SECTION 3.18. Liability of Owner Trustee.

                  It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by _______________________, not individually or personally but solely as owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it as the Owner Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by ________________________ but is made and intended for the purpose for binding only the Trust Fund, (c) nothing herein contained shall be construed as creating any liability on ________________________, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Trustee and the Noteholders and by any Person claiming by, through or under the Trustee and the Noteholders and
(d) under no circumstances shall _______________________ be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture.

                  SECTION 3.19. Exculpation of the Trustee.

                  By entering into this Indenture and agreeing to perform the duties of the Trustee as set forth herein, the Trustee makes no implied or express representation or warranty to the Noteholders with respect to the sufficiency or the adequacy in any respect whatsoever of the terms of this Indenture and the documents executed in connection herewith. Under no circumstances shall the Trustee have any liability of any kind whatsoever for the failure of any Noteholder adequately to review and evaluate to the full satisfaction of such Noteholder the terms and provisions of this Indenture, the Notes, the Servicing Agreement, and the other documents executed in connection with this Indenture. The Trustee shall in no way be liable for the decision of any Noteholder to purchase any Notes.

                  SECTION 3.20. Owner Trustee Agrees Not to File for Bankruptcy
                                of the Issuer.

                  Prior to one year after payment in full of all the Notes, the Owner Trustee will not cause or consent to the filing of a petition in bankruptcy against the Issuer for any reason without the written consent of all the Noteholders.



                                     III-15

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  SECTION 4.01. Satisfaction and Discharge of Indenture.

                  (a) Whenever the following conditions shall have been satisfied:

                  (1) either

                           (A) all Notes theretofore authenticated and delivered
                  (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  Section 2.08, and (ii) Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Trustee for cancellation; or

                           (B) all Notes not theretofore delivered to the
                  Trustee for cancellation

                                    (i)      have become due and payable, or

                                    (ii)     will become due and payable at the
                           Maturity of the final installment of the principal thereof within one year, or

                                    (iii)    are to be called for redemption
                           within one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense of the Issuer, and the Issuer, in the case of clauses (i) (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, in trust for such purpose, an amount of cash (which cash, in the case of clauses (ii) and (iii) above must constitute Eligible Moneys) sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the Maturity of their entire unpaid principal amount or the applicable Redemption Date, as the case may be;

                           (2) the Issuer has paid or caused to be paid all
                  other sums payable hereunder by the Issuer; and

                           (3) the Issuer has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for the satisfaction and discharge of this Indenture have been complied with and covering such other matters as the Trustee may reasonably request;

then, upon Issuer Request this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer, execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or upon Issuer Order all cash, securities and other property held by it as part of the Trust Fund remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

                  (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 6.07, the obligations of the Trustee to the Issuer and to the Holders of Notes under
Section 3.03, the obligations of the Trustee to the Holders of Notes under
Section 4.02 and the provisions of Article II with respect to lost, stolen, destroyed or mutilated Notes, registration of transfers of Notes, and rights to receive payments of principal of and interest on the Notes shall survive and the provisions of Section 5.06 as they relate to clause (a) of Section 5.06 shall continue for one year after such satisfaction and discharge.

                  SECTION 4.02. Application of Trust Money.

                  All money deposited with the Trustee pursuant to Sections 3.03 and 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

                  SECTION 5.01. Event of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) (i) there shall occur a default in the payment of any amount due under the Notes by the Indenture Maturity Date or (ii) there shall occur a failure to apply funds in the Collection Account in accordance with Section 8.02 (c) and such failure shall continue for a period of two days or (iii) there shall occur a default in the payment when due of interest or principal on any Class of Notes and such default shall continue for a period of 30 days (provided that neither the reimbursement of any Realized Loss Amounts nor interest on any Realized Loss Amounts in respect of any Class of Notes will be deemed due unless there exist Available Funds sufficient to pay such amount and all prior amounts under the Available Funds Allocation) or (iv) there shall occur a failure to pay the Outstanding Principal Balance of each Class of Notes on the Indenture Maturity Date;

                  (2) any representation or warranty of the Asset Seller in the Contract Sale Agreement assigned by the Grantor in the Purchase and Sale Agreement, or any representation or warranty by the Issuer herein, is incorrect and such breach may have a material adverse effect on the Issuer or the Noteholders and is not cured, a Qualified Substitute Account is not substituted for the related Account or the related Account is not repurchased by the Asset Seller and in either case released from the lien of this Indenture, within 60 days after there shall have been given, by registered or certified mail to the Grantor or the Issuer by the Trustee or to the Grantor, the Issuer and the Trustee by the Holders of Notes entitled to at least 25% of the aggregate Voting Rights of all Classes voting together as a single class, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (3) the Grantor or the Issuer shall breach, or default in the due observance or performance of, any of its other covenants in this Indenture, such Default shall continue for a period of 60 days after there shall have been given, by registered or certified mail, to the Grantor or the Issuer by the Trustee or to the Grantor, the Issuer and the Trustee by the Holders of Notes entitled to at least 25% of the aggregate Voting Rights of all Classes voting together as a single class, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (4) there shall occur the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (5) there shall occur the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing.

                  Notwithstanding the foregoing, on or prior to the Indenture Maturity Date, any of the events described in this Section 5.01 will not be an Event of Default (i) in respect of the Class A-2 Notes until the Class A-1 Notes have been paid in full, (ii) in respect of the Class A-3 Notes until the Class A-1 Notes and Class A-2 Notes have been paid in full and (iii) in respect of the Class A-4 Notes until the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes have been paid in full.

                  SECTION 5.02. Acceleration of Maturity; Rescission and
                                Annulment.

                  Prior to the Indenture Maturity Date, upon the occurrence of an Event of Default, the Trustee or the Holders entitled to not less than a majority of the Voting Rights of all Classes of Notes voting together as a single class may declare the principal of the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Trustee if given by such Noteholders).

                  On or after the Indenture Maturity Date, if an Event of Default occurs or shall have occurred, the Trustee shall declare the principal of the Notes to be immediately due and payable by a notice in writing to the Issuer. Upon such declaration, the Trustee may, or at the direction or with the consent of the Holders entitled to at least a majority of the Voting Rights of all Classes of Notes voting together as a single class shall pursue one or more remedies subject to, and in accordance with the terms hereof, including without limitation, selling the Accounts at one or more public or private sales. Notwithstanding the acceleration of the Maturity of the Notes and subject to
Section 5.05(a), the Trustee may refrain from selling the Accounts and continue to apply all amounts received on the Accounts to payments due on the Notes in accordance with their terms if the Trustee determines that anticipated collections on the Accounts would be sufficient to pay all the Classes of Notes then Outstanding. In such case, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking firm of national reputation as to the feasibility of such proposed action and as to the value of such Trust Estate which opinion shall be conclusive evidence as to such value in any proceeding seeking to recover a deficiency from the Issuer.

                  Notwithstanding the foregoing, the Trustee may not declare the Notes to be due and payable pursuant to this Section 5.02 as a result of an Event of Default arising solely from the Issuer's failure to perform any of its agreements set forth in Section 6.07.

                  At any time after such a declaration of acceleration of Maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders entitled to at least a majority of the aggregate Voting Rights of all Classes of Notes voting together as a single class (in the event of the occurrence of an Event of Default on or after the Indenture Maturity
Date), as the case may be, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all payments of principal of and interest on all
                  Notes and all other amounts which would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the non-payment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 5.15.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

                  SECTION 5.03. Collection of Indebtedness and Suits for
                                Enforcement by Trustee.

                  The Issuer covenants that if an Event of Default shall occur and be continuing, the Issuer will pay to the Trustee for the benefit of the Holders of the Notes:

                  (1) (A) if the Notes have not been declared due and payable, the whole amount then due and payable on the Notes in respect of principal, including Realized Loss Amounts; or

                  (B) if the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the principal balance of all Outstanding Notes, including Realized Loss Amounts;

                  (2) (A) if the Notes have not been declared due and payable, the whole amount then due and payable on the Notes in respect of interest, including interest on any overdue installments of principal at the applicable Note Interest Rate, and, to the extent payment of such interest on interest shall be legally enforceable, interest on any overdue installments of interest at the applicable Note Interest Rate and interest due and payable with respect to unreimbursed Realized Loss Amounts; or

                  (B) if the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled,
         (i) with respect to the period prior to the date of such declaration, accrued interest to the date of such declaration, at the applicable
         Note Interest Rate, on the Outstanding Principal Balance of each Note and interest to the date of such declaration at the applicable Note Interest Rate, on any installment of interest on each Note that was not paid when due, but only to the extent that payment of such interest on interest shall be legally enforceable and interest to the date of such declaration at the applicable Note Interest Rate, on any previously unreimbursed Realized Loss Amounts and (ii) with respect to the period from and including the date of such declaration, interest to the date such payment is made, at the applicable Note Interest Rate, on the Outstanding Principal Balance of each Note and on any installment of interest on such Note that was not paid when due, but only to the extent that payment of such interest on interest shall be legally enforceable and on any previously unreimbursed Realized Loss Amounts; and

                  (3) in addition thereto, such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel.

                  If the Issuer fails to pay such amounts forthwith upon such demand, or in any event if an Event of Default under clause (1) of Section 5.01 shall have occurred, the Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy, including, without limitation, instituting a Proceeding prior to any declaration of acceleration of the Maturity of the Notes for the collection of all amounts then due and unpaid on the Notes, prosecuting such Proceeding to final judgment or decree, enforcing the same against the Trust Fund and collecting out of the property, wherever situated, of the Issuer the moneys adjudged or decreed to be payable in the manner provided by law, provided, however, that neither the Trustee nor any owner of any equity interest in the Issuer, nor any of their

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respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for any amounts payable under the Notes or this Indenture.

                  SECTION 5.04. Remedies.

                  If an Event of Default shall have occurred and be continuing and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Trustee may (subject to Sections 5.02, 5.05 and 5.18, to the extent applicable) do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture in respect of Notes, whether such amounts have become due and payable by declaration of acceleration or otherwise and all amounts payable under the Servicing Agreement, enforce any judgment obtained, and collect from the Issuer moneys adjudged due;

                  (b) sell the Trust Fund or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

                  (c) file or record all Assignments that have not previously been recorded;

                  (d) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

                  (e) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Notes hereunder.

                  In the event the Trustee takes any of the foregoing actions to protect the Noteholder's rights or interests under the Indenture, the Trustee shall be indemnified from the Trust Fund against any loss, liability or expense arising out of or in connection with any such actions.

                  SECTION 5.05. Preservation of Trust Fund.

                  (a) If the Notes have been declared due and payable following an Event of Default other than an Event of Default specified in Section 5.01(1)(iii), and such declaration and its consequences have not been rescinded and annulled, the Trustee shall apply all Remittances and other amounts receivable with respect to the Trust Fund, first, to the Issuer Expenses that consist of the fees and expenses of, and other amounts payable to, the Owner Trustee, the Trustee and the Successor Servicer and the Servicing Fee and then to the payment of the principal of and interest on the Notes as and when such principal and interest would have become due pursuant to the terms hereof and of the Notes and to such other purposes as are specified in this Indenture, with all such Remittances and other amounts being applied as if there had not been a declaration of acceleration of the Maturity of the Notes, unless:

                  (i) the Trustee shall have determined that the proceeds of the sale or liquidation of the Trust Fund are sufficient to provide the funds required to pay the principal of and accrued interest on the Classes of Notes;

                  (ii) all the Holders of the Notes shall have directed the Trustee to sell the Trust Fund securing such Notes; or

                  (iii) the Trustee shall have determined that the Remittances and other amounts receivable with respect to the Trust Estate are not sufficient to provide the funds required to pay the principal of and interest on the Classes of Notes and the Trustee obtains the consent of at least 66 2/3% of the Voting Rights of all Classes of Notes voting together as a single class to the sale.

                  (b) The Trustee may in its sole discretion rely upon an opinion of an Independent investment banking firm of national reputation as to the feasibility of any action proposed to be taken in accordance with subsection
(a) of this Section 5.05 and as to the sufficiency of the Remittances and other amounts receivable with respect to the Trust Fund to make the required payments of principal of and interest on the Notes, which opinion shall be conclusive evidence as to such feasibility or sufficiency. Such an opinion may, but need not, be obtained by the Trustee in its sole discretion or may be delivered to the Trustee by an Independent investment banking firm of national reputation engaged by the Issuer to prepare and deliver such opinion.

                  (c) Pending determination by the Trustee as to whether the criteria set forth in subsection (a) of this Section 5.05 are satisfied, all Remittances and other amounts receivable with respect to the Trust Fund shall be applied first to payment of Issuer Expenses that consist of the fees and expenses of, and other amounts payable to, the Owner Trustee, the Trustee and the Successor Servicer, and the Servicing Fee and then pursuant to Section 8.02(c) to the payment of the principal of and interest on the Notes as and when such principal and interest would have become due pursuant to the terms hereof and of the Notes if there had not been a declaration of acceleration of the Maturity of the Notes. The Trustee shall make its determination whether the criteria set forth in subsection (a) of this Section 5.05 can be satisfied as promptly as practicable following any declaration of acceleration of the Maturity of the Notes.

                  (d) If the Trustee determines that the criteria set forth in subsection (a) of this Section 5.05 are not or cannot be satisfied, then all amounts collected by the Trustee pursuant to this Section 5.05 or otherwise shall be applied in accordance with Section 5.08.

                  SECTION 5.06. Trustee May File Proofs of Claim.

                  (a) The Trustee shall promptly notify the Noteholders of (i) the commencement of any of the events or proceedings (individually, an "Insolvency Proceeding") described in Section 5.01(4) or (5) hereof with respect to the Issuer and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of, or interest on, the Notes. The obligation of the Trustee to notify the Noteholders of any Insolvency Proceeding or Preference Claims is expressly limited to such matters of which the Trustee has actual knowledge. The Trustee, on its behalf and on behalf of the Holders, may, at any time during the continuation of an Insolvency Proceeding, direct all matters relating to such Insolvency Proceeding, including, without limitation,
(i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal.

                  (b) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise) shall be entitled and empowered, by intervention in such Proceeding or otherwise, to

                  (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such Proceeding, and

                  (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

                  SECTION 5.07. Trustee May Enforce Claims Without Possession of
                                Notes.

                  All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee in accordance with
Section 5.03 shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the benefit of the Holders of the Notes in the priority specified herein. Any surplus shall be available, in accordance with

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Section 5.08, for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  SECTION 5.08. Application of Money Collected.

                  If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee with respect to the Notes pursuant to this Article or otherwise and any moneys which may then be held or thereafter received by the Trustee as security for the Notes shall (unless such money is being applied in accordance with Section 5.05(a)) be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal of and interest on any Notes, upon presentation and surrender thereof:

                  First: To the payment of Issuer Expenses that consist of the fees and expenses of, and other amounts payable to, the Owner Trustee, the Trustee and the Successor Servicer and the Servicing Fee;

                  Second: To the holders of the Class A-1 Notes, in an amount up to the Interest Accrual Amount thereof;

                  Third: To the holders of the Class A-1 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

                  Fourth: To the holders of the Class A-2 Notes, in an amount up to the Interest Accrual Amount thereof;

                  Fifth: To the holders of the Class A-2 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

                  Sixth: To the holders of the Class A-3 Notes, in an amount up to the Interest Accrual Amount thereof;

                  Seventh: To the holders of the Class A-3 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

                  Eighth: To the holders of the Class A-4 Notes, in an amount up to the Interest Accrual Amount thereof;

                  Ninth: To the holders of the Class A-4 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

                  Tenth: To the holders of the Class A-1 Notes, in an amount up to the aggregate Class A-1 Outstanding Principal Balance of the Class A-1 Notes, based upon their respective Class A-1 Outstanding Principal Balances, ratably, without preference or priority of any kind;

                  Eleventh: To the holders of the Class A-1 Notes, accrued and unpaid interest at the related Note Interest Rate on the amount of any unreimbursed Class A-1 Realized Loss Amounts previously allocated to the Class A-1 Notes (provided that any such amount will not be due and payable unless there are available monies collected, held or received by the Trustee sufficient to pay such amount and all prior amounts under this Section 5.08);

                  Twelfth: To the holders of the Class A-1 Notes, in an amount up to the amount of any unreimbursed Class A-1 Realized Loss Amounts previously allocated thereto (provided that any such amount will not be due and payable unless there are available monies collected, held or received by the Trustee sufficient to pay such amount and all prior amounts under this Section 5.08);

                  Thirteenth: To the holders of the Class A-2 Notes, in an amount up to the aggregate Class A-2 Outstanding Principal Balance of the Class A-2 Notes, based upon their respective Class A-2 Outstanding Principal Balances, ratably, without preference or priority of any kind;

                  Fourteenth: To the holders of the Class A-2 Notes, accrued and unpaid interest at the related Note Interest Rate on the amount of any unreimbursed Class A-2 Realized Loss Amounts previously allocated to the Class A-2 Notes (provided that any such amount will not be due and payable unless there are available monies collected, held or received by the Trustee sufficient to pay such amount and all prior amounts under this Section 5.08);

                  Fifteenth: To the holders of the Class A-2 Notes, in an amount up to the amount of any unreimbursed Class A-2 Realized Loss Amounts previously allocated thereto (provided that any such amount will not be due and payable unless there are available monies collected, held or received by the Trustee sufficient to pay such amount and all prior amounts under this Section 5.08);

                  Sixteenth: To the holders of the Class A-3 Notes, in an amount up to the aggregate Class A-3 Outstanding Principal Balance of the Class A-3 Notes, based upon their respective Class A-3 Outstanding Principal Balances, ratably, without preference or priority of any kind;

                  Seventeenth: To the holders of the Class A-3 Notes, accrued and unpaid interest at the related Note Interest Rate on the amount of any unreimbursed Class A-3 Realized Loss Amounts previously allocated to the Class A-3 Notes (provided that any such amount will not be due and payable unless there are available monies collected, held or received by the Trustee sufficient to pay such amount and all prior amounts under this Section 5.08);

                  Eighteenth: To the holders of the Class A-3 Notes, in an amount up to the amount of any unreimbursed Class A-3 Realized Loss Amounts previously allocated thereto (provided that any such amount will not be due and payable unless there are available monies collected, held or received by the Trustee sufficient to pay such amount and all prior amounts under this Section 5.08);

                  Nineteenth: To the holders of the Class A-4 Notes, in an amount up to the aggregate Class A-4 Outstanding Principal Balance of the Class A-4 Notes, based upon their respective Class A-4 Outstanding Principal Balances, ratably, without preference or priority of any kind;

                  Twentieth: To the holders of the Class A-4 Notes, accrued and unpaid interest at the related Note Interest Rate on the amount of any unreimbursed Class A-4 Realized Loss Amounts previously allocated to the Class A-4 Notes (provided that any such amount will not be due and payable unless there are available monies collected, held or received by the Trustee sufficient to pay such amount and all prior amounts under this Section 5.08);

                  Twenty-First: To the holders of the Class A-4 Notes, in an amount up to the amount of any unreimbursed Class A-4 Realized Loss Amounts previously allocated thereto (provided that any such amount will not be due and payable unless there are available monies collected, held or received by the Trustee sufficient to pay such amount and all prior amounts under this Section 5.08); and

                  Twenty-Second: To the payment of the remainder, if any, to the Issuer or any other Person legally entitled thereto.

                  SECTION 5.09. Limitation on Suits.

                  No Holder of a Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of Notes entitled to at least 40% of the aggregate Voting Rights of all Classes voting together as a single class (or, if there has been a declaration that the Notes are immediately due and payable, or a sale or foreclosure with respect to the Accounts, the required holders of the applicable Class or Classes of Notes as set forth in Section 5.02 hereof) shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of Notes entitled to more than 50% of the Voting Rights; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and benefit of all the Holders of Notes in the priority specified herein.


                  SECTION 5.10. Unconditional Rights of Noteholders to Receive
                                Principal and Interest.

                  To the extent permitted by applicable law, the Holder of any Note shall have the right, which right is absolute and unconditional except to the extent restricted by applicable law, to receive payment of each installment of interest when due and payable on such Note on the respective Distribution Dates of such installments of interest and to receive payment of each installment of principal of such Note when due (or in the case of any Note called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and except as otherwise set forth in this Indenture, such right shall not be impaired without the consent of such Holder.

                  SECTION 5.11. Restoration of Rights and Remedies.

                  If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                  SECTION 5.12. Rights and Remedies Cumulative.

                  No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.13. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

                  SECTION 5.14. Control by the Noteholders.

                  Prior to the Indenture Maturity Date the Holders of Notes entitled to at least 662/3% of the Voting Rights of the Class of Notes with the lowest numerical class designation then Outstanding, and on or after the Indenture Maturity Date, the Holders of Notes entitled to at least a majority of the aggregate Voting Rights of all Classes voting together as a single class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) any direction to the Trustee to undertake a Sale of the Trust Fund shall be by the Holders of Notes entitled to the percentage of the Voting Rights specified in Section 5.18(b)(1) or (2), whichever is applicable,

                  (3) if the conditions to retention of the Trust Fund set forth in Section 5.05(a) have been satisfied, then any direction by less than all of the Noteholders to the Trustee to undertake a Sale of the Trust Fund shall be of no force and effect, and

                  (4) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Trustee need not take action which it determines might involve it in liability or expense or be unjustly prejudicial to the Noteholders not consenting.

                  Notwithstanding anything herein to the contrary, any direction to the Trustee to declare the Notes due and payable shall be made by those Classes of Notes as specified in Section 5.02 hereof.

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                  SECTION 5.15. Waiver of Past Defaults.

                  The Holders of such Class or Classes of Notes entitled to the Voting Rights specified in Section 5.02 hereof may, on behalf of the Holders of all the Notes, waive any past Default hereunder and its consequences, except a Default

                  (1) in the payment of any installment of principal of, or interest on, any Note; or

                  (2) in respect of a covenant or provision hereof which under
         Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  SECTION 5.16. Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate Notes representing more than 10%. of the Voting Rights, or to any suit instituted by any Noteholder for the enforcement of the payment of any installment of interest on any Note on or after the maturity thereof expressed in such Note or for the enforcement of the payment of any installment of principal of any Note when due (or, in the case of a Note called for redemption, on or after the applicable redemption date) or for the enforcement of the payment of any installment of principal of any Note when due as indicated in the Distribution Date Statement prepared and delivered by the Trustee pursuant to Section 2.09(d).

                  SECTION 5.17. Waiver of Stay or Extension Laws.

                  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.18. Sale of Trust Fund.

                  (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Fund pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.18. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Fund remaining unsold, but shall continue unimpaired until the entire Trust Fund shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. To the fullest extent permitted by law, the Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

                  (b) The Trustee shall not in any private or public Sale sell the Trust Fund, or any portion thereof, unless

                  (1) prior to the Indenture Maturity Date, the Holders of Notes entitled to at least 66 2/3% of the Voting Rights of the Class of Notes with the lowest numerical Class designation then Outstanding, and on or after the Indenture Maturity Pate, the Holders of Notes entitled to at least a majority of the aggregate Voting Rights of all Classes voting together as a single class, consent to or direct the Trustee to make, such Sale, or

                  (2) the Trustee determines, in its sole discretion, that the conditions for retention of the Trust Fund set forth in Section 5.05(a)
         (i), (iii) or (iv) cannot be satisfied (in making any such determination, the Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05(b) unless a contrary opinion is delivered by an Independent investment banking firm engaged by the Issuer pursuant to Section 5.05(b), in which event the Trustee shall not be protected in relying solely upon either such opinion but may nevertheless in its discretion make a determination as to whether the conditions for retention of the Trust Fund set forth in Section 5.05(a) (i) and (v) can or cannot be satisfied), and prior to the Indenture Maturity Date, the Holders of Notes entitled to at least 66 2/3% of the Voting Rights of the Class of Notes with the lowest numerical Class designation then Outstanding, and on or after the Indenture Maturity Date, the Holders of Notes entitled to at least a majority of the aggregate Voting Rights of all Classes voting together as a single class, consent to such Sale.

The purchase by the Trustee of all or any portion of the Trust Fund at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.18(b).

                  (c) Unless prior to the Indenture Maturity Date, the Holders of Notes entitled to at least 66 2/3% of the Voting Rights of the Class of Notes with the lowest numerical Class designation then outstanding, and on or after the Indenture Maturity Date, the Holders of Notes entitled to at least a majority of the aggregate Voting Rights of all Classes voting together as a single class, have otherwise consented or directed the Trustee, at any public Sale of all or any portion of the Trust Fund at which a minimum bid equal to or greater than the entire amount which would be payable to the Holders under the Notes, in full payment thereof in accordance with Section
5.08 on the Distribution Date next succeeding the date of such Sale has not been established by the Trustee and no Person bids an amount equal to or greater than such amount, the Trustee shall bid an amount at least $1.00 more than the highest other bid; provided that the payment for such bid will be limited to the application of the credit as set forth in Section 5.18(d)(2).

                  (d) In connection with a Sale of all or any portion of the Trust Fund,

                  (1) any Holder or Holders of Notes may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (2) the Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Fund in a private Sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes as a result of such Sale in accordance with
         Section 5.08 on the Distribution Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (3) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Fund in connection with a Sale thereof;

                  (4) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Fund in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  SECTION 5.19. Action on Notes.

                  The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Holders of Notes shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Fund.

                  SECTION 5.20. Allocation of Realized Loss Amount.

                  On each Distribution Date: any Class A-1 Realized Loss Amount will be applied in reduction of the Class A-1 Outstanding Principal Balance; any Class A-2 Realized Loss Amount will be applied in reduction of the Class A-2 Outstanding Principal Balance; any Class A-3 Realized Loss Amount will be applied in reduction of the Class A-3 Outstanding Principal Balance; and any Class A-4 Realized Loss Amount will be applied in reduction of the Class A-4 Outstanding Principal Balance; in each case, until the Outstanding Principal Balance of such Class has been reduced to zero.

                                   ARTICLE VI

                                   THE TRUSTEE

                  SECTION 6.01. Duties of Trustee.

                  (a) If an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                  (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations of the Trustee shall be read into this Indenture.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee shall, however, examine such certificates and opinions to determine whether they conform to the requirements of this Indenture but need not verify the accuracy of the contents thereof or whether procedures specified by or pursuant to the provisions of this Indenture have been followed in the preparation thereof.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of subsection (b) of this Section.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.14.

                  (d) For all purposes under this Indenture, the Trustee shall not be deemed to have notice of any Event of Default described in Section 5.01(2) through 5.01(5) or any Default described in Section 5.01(2) through 5.01(5) unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Trustee at the Corporate Trust Office, and such notice references the Notes, the Issuer, the Trust Fund or this Indenture.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that the Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of non-payment of its normal fees and expenses and, further provided, that nothing in this Section 6.01(e) shall be construed to limit the exercise by the Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the Trustee's fees and expenses pursuant to
Section 6.07. In determining that such repayment or indemnity is not reasonably assured to it, the Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Fund pursuant to Sections
6.07 and 8.02(d).

                  (f) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section.

                  (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Fund following an Event of Default and a consequent declaration of acceleration of the Maturity of the Notes secured thereby, whether such extinguishment occurs through a Sale of the Trust Fund to another Person, the acquisition of the Trust Fund by the Trustee or otherwise, the rights, powers and duties of the Trustee with respect to the Trust Fund (or the proceeds thereof) and the Holders of the Notes and the rights of such Noteholders shall continue to be governed by the terms of this Indenture.

                  (h) The Trustee agrees not to consent or cause the filing of a petition in bankruptcy against the Issuer as a result of any amounts due and owing the Trustee in its capacity as trustee hereunder.

                  SECTION 6.02. Notice of Default.

                  Upon a Default becoming known to the Trustee, the Trustee shall, within 90 days after the occurrence of such Default becomes known to the Trustee, transmit notice of such Default by mail to all Holders of Notes as to which such Default has occurred, unless such Default shall have been cured or waived; provided, however, that except in the case of a Default of the type described in Section 5.01(l), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Notes; and provided, further, that in the case of any Default of the character specified in Section 5.01(3) or 5.01(4) no such notice to Noteholders shall be given until at least 30 days after the occurrence thereof.

                  SECTION 6.03. Rights of Trustee.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an opinion of Counsel; provided, however, that the Trustee may not, by relying on an Officer's Certificate or opinion of Counsel, refrain from making payments of principal or interest on the Notes or exercising remedies pursuant to Article V. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Certificate or Opinion.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers as provided herein.

                  (e) The Trustee shall not be liable for any action it takes or omits to take in good faith pursuant to the Indenture at the direction of Holders of Notes in accordance with the Indenture, after notice to the Holders of the Notes of a Default under this Indenture.

                  SECTION 6.04. Not Responsible for Recitals or Issuance of
                                Notes.

                  The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations with respect to the Trust Fund or as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

                  SECTION 6.05. May Hold Notes.

                  The Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.08 and 6.13, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Trustee, Agent, or such other agent.

                  SECTION 6.06. Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by Section 8.04, by any other provision of this Indenture or by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Trustee, in its commercial capacity, and income or other gain actually received by the Trustee on investments which are obligations of others.

                  SECTION 6.07. Compensation and Reimbursement.

                  The Issuer agrees

                  (1) subject to any separate written agreement with the Trustee, to pay the Trustee from time to time reasonable compensation for all services rendered by it hereunder or any documents executed in connection herewith (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with the administration of the Trust Fund pursuant to the terms of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel incurred in connection with litigation affecting the Trust Fund or the Trustee), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

                           (i) with respect to any such claim, the Trustee shall have given the Issuer written notice thereof promptly after the Trustee shall have knowledge thereof;

                           (ii) while maintaining absolute control over its own defense, the Trustee shall cooperate and consult fully with the Issuer in preparing such defense; and

                           (iii) notwithstanding anything to the contrary in this Section 6.07 (3), the Issuer shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Issuer, which consent shall not be unreasonably withheld.

As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien ranking junior to the lien of this Indenture for the benefit of the Holders of the Notes (but senior to all other liens, if any) upon all property and funds held or collected as part of the Trust Fund by the Trustee in its capacity as such. The Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Trust Fund unless such Proceeding is in connection with a Proceeding in accordance with
Article V for enforcement of the lien of this Indenture for the benefit of the Holders of the Notes after the occurrence of an Event of Default (other than an Event of Default arising solely from the Issuer's failure to pay amounts due the Trustee under this Section 6.07) and a resulting declaration of acceleration of Maturity of the Notes which has not been rescinded and annulled.

                  SECTION 6.08. Eligibility; Disqualification.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1) and who is Independent of the Issuer and Servicer (except that the Trustee may serve as Successor Servicer). The Trustee shall always have a combined capital and surplus as stated in Section 6.09. The Trustee shall be subject to TIA Section 310(b). The Trustee shall have a place of business in the State of Florida. Any successor Trustee shall execute the Servicing Agreement and this Indenture.

                  SECTION 6.09. Trustee's Capital and Surplus.

                  The Trustee or any successor or substitute trustee shall at all times have a combined capital and surplus of at least $50,000,000 and the long-term unsecured debt obligations of which are rated at least ____ by _______ and the short-term unsecured debt obligations of which are rated at least ____ by _______. If the Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(2), its combined capital and surplus for purposes of this Section 6.09 shall be as set forth in the latest such report.

                  SECTION 6.10. Resignation and Removal; Appointment of
                                Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. The costs and expenses incurred in connection with the resignation of the Trustee and any petition filed for appointment of a Successor Trustee shall be paid by the Issuer.

                  (c) The Trustee may be removed at any time for reasonable cause by Act of the Holders of Notes entitled to more than 50% of the aggregate Voting Rights of all Classes voting together as a single class delivered to the Trustee and to the Issuer.

                  (d) If at any time:

                  (1) the Trustee shall have a conflicting interest prohibited by Section 6.08 and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.08 after written request therefor by the Issuer or by any Noteholder, or

                  (2) the Trustee shall cease to be eligible under Section 6.09 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by an Issuer Order may remove the Trustee, or (ii) subject to Section 5.16, any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer by an Issuer Order shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee has not been appointed by the Issuer, then a successor trustee shall be appointed by Act of the Holders of Notes entitled to more than 50% of the aggregate Voting Rights of all Classes voting together as a single class delivered to the Issuer and the retiring Trustee. The successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or Noteholders or the successor Trustee shall not have accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Noteholders and S&P. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust office.

                  SECTION 6.11. Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an Instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 6.12. Merger; Conversion, Consolidation or Succession
                                to Business of Trustee.

                  Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had authenticated such Notes.

                  SECTION 6.13. Preferential Collection of Claims Against
                                Issuer.

                  The Trustee shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b), and a Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated in TIA Section 311(a).

                  SECTION 6.14. Co-trustees and Separate Trustees.

                  At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Fund may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of Notes entitled to more than 50% of the aggregate Voting Rights of all Classes voting together as a single class, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Rating Agencies and the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Fund, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

                  Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any such instrument shall, on request, be executed, acknowledged and delivered by the Issuer.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (1) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised, solely by the Trustee.

                  (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (3) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                  (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder.

                  (5) Any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                  SECTION 6.15. Authenticating Agents.

                  The Trustee may appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Notes designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Trustee and such Authenticating Agent, for notation on the Notes of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Notes) in connection with transfers and exchanges under Sections 2.06 and
2.07 as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections to authenticate and deliver Notes. For all purposes of this Indenture (other than in connection with the authentication and delivery of Notes pursuant to Sections 2.05 and 2.12 in connection with their initial issuance and for purposes of Section 2.08), the authentication and delivery of Notes by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Notes "by the Trustee". Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.09 for the Trustee hereunder and has its principal office in the City and State of New York.

                  Any Authenticating Agent shall also serve as Note Registrar or co-Note Registrar as provided in Section 2.07. Any Authenticating Agent appointed by the Trustee pursuant to the terms of this Section 6.15 shall deliver to the Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Note Registrar or co-Note Registrar and indemnifying the Trustee for and holding the Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar.

                  Any entity into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any entity succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor entity is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

                  Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and shall mail notice of such appointment to all Holders of Notes.

                  The Issuer agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 2.10, 6.04 and 6.05 shall be applicable to any Authenticating Agent.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

                  SECTION 7.01. Issuer to Furnish Trustee Names and Addresses of
                                Noteholders.

                  (a) The Issuer will furnish or cause to be furnished to the Trustee (i) semi-annually, not less than 45 days nor more than 60 days after the Record Date for each ________ and ______________ Distribution Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes, and (ii) at such other times, as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished to the Trustee.

                  (b) In addition to furnishing to the Trustee the Noteholder lists, if any, required under subsection (a), the Issuer shall also furnish all Noteholder lists, if any, required under Section 3.03 at the times required by said Section 3.03.

                  SECTION 7.02. Preservation of Information; Communications to
                                Noteholders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list, if any, furnished to the Trustee as provided in Section 7.01 and the names and addresses of the Holders of Notes received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

                  SECTION 7.03. Reports by Trustee.

                  (a) (i) Within 60 days after ____________ of each year (the "reporting date"), commencing with the year after the issuance of the Notes, the Trustee shall mail to all Holders (together with all other Persons to whom reports are to be transmitted under TIA Section 313(c)) a brief report dated as of such reporting date that complies with TIA Section 313(a); (ii) the Trustee shall also mail to Holders any reports that are required by TIA Section 313(b)(2) with respect to any advances made by the Trustee and (iii) the Trustee shall also mail to Holders of Notes any reports required by TIA Section 313(a)(5) and Section 313(b)(1) with respect to the release



                                     VII-1
and substitution of any Accounts. For purposes of the information required to be included in any such reports pursuant to TIA Section 313(a)(3), 313(b)(1) or 313(b)(2) the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the Aggregate Outstanding Principal Balance at the date as of which such information is presented.

                  (b) A copy of each report required under this Section 7.03 shall, at the time of such transmission to Noteholders, be filed by the Trustee with the Commission and with each securities exchange upon which the Notes are listed, provided that the Issuer has previously notified the Trustee of such listing. The Issuer will notify the Trustee when the Notes are listed on any securities exchange.

                  SECTION 7.04. Reports by Issuer.

                  The Issuer (a) shall file with the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and (b) shall also comply with the other provisions of TIA Section 314(a).










                                     VII-2

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

                  SECTION 8.01. Collection of Moneys.

                  Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall hold all such money and property received by it as part of the Trust Fund, and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under the Servicing Agreement, or any Hazard Insurance Policy or any other related insurance policy, the Trustee may, and upon the request of the Holders of Notes entitled to more than 50% of the aggregate Voting Rights of all Classes voting together as a class, the Trustee shall, take such action as may be appropriate to enforce such payment or performance including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V.

                  SECTION 8.02. Collection Account.

                  (a) Prior to the initial authentication and delivery of the Notes, the Issuer shall open, at the Corporate Trust Office, a segregated trust account (the "Collection Account") in the name of the Trustee on behalf of the Noteholders which such account shall be an Eligible Account. All payments to be made from time to time to the Holders of Notes out of funds in the Collection Account pursuant to this Indenture shall be made by the Trustee as the Paying Agent of the Issuer or, pursuant to Section 3.03, by any other Paying Agent appointed by the Issuer. All moneys deposited from time to time in the Collection Account, including the deposits to be made by the Servicer in the Collection Account pursuant to the Servicing Agreement, and all deposits therein pursuant to this Indenture, and all investments made with such moneys including all income or other gain from such investments shall be held by the Trustee as part of the Trust Fund as herein provided. So long as no Servicing Default shall have occurred and be continuing, moneys in the Collection Account representing collections on the Accounts erroneously deposited therein shall be subject to withdrawals by the Servicer pursuant to Sections 2.07(c) (i) and 2.11 of the Servicing Agreement.

                  (b) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the Collection Account shall be invested and reinvested by the Trustee at the Issuer's direction in one or more Eligible Investments bearing interest or sold at discount. No such investment shall mature later than two Business Days prior to the next Distribution Date (or on such Distribution Date, in the case of obligations referred to in clause
(a) (i) of the definition of Eligible Investments and in the case of Eligible Investments of which the Trustee is the obligor, so long as at the time of such investment the long-term unsecured debt securities of the Trustee are rated _______ by the Rating Agencies). Notwithstanding the



                                     VIII-1
foregoing, any investment (including repurchase agreements) on which the Trustee, in its commercial capacity, is the obligor, may mature on a Distribution Date if, under this Section 8.02, such investment could otherwise mature on the Business Day immediately preceding such Distribution Date.

                  All income or other gains from investment of moneys deposited in the Collection Account shall be deposited by the Trustee in the Collection Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Collection Account.

                  (c) Unless the Notes have been declared due and payable pursuant to Section 5.02 and moneys collected by the Trustee with respect to the Notes are being applied in accordance with Section 5.08, the amount on deposit in the Collection Account on any Distribution Date shall, after payment of Issuer Expenses in accordance with Subsection (d), be withdrawn from the Collection Account, in the amounts required, for application as follows:

                  On each Distribution Date, interest and principal payments on the Notes will be made from Available Funds in the following amounts and order of priority:

                  First: To the holders of the Class A-1 Notes, in an amount up to the Interest Accrual Amount thereof;

                  Second: To the holders of the Class A-1 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

                  Third: To the holders of the Class A-2 Notes, in an amount up to the Interest Accrual Amount thereof;

                  Fourth: To the holders of the Class A-2 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

                  Fifth: To the holders of the Class A-3 Notes, in an amount up to the Interest Accrual Amount thereof;

                  Sixth: To the holders of the Class A-3 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

                  Seventh: To the holders of the Class A-4 Notes, in an amount up to the Interest Accrual Amount thereof;

                  Eighth: To the holders of the Class A-4 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

                  Ninth: To the Class A-4 Reserve Account, in an amount up to all unreimbursed Class A-4 Reserve Withdrawal Amounts;



                                     VIII-2

                  Tenth: To the holders of the Class A-1 Notes, in an amount up to the Class A-1 Optimal Principal Amount;

                  Eleventh: To the holders of the Class A-1 Notes, accrued and unpaid interest at the related Note Interest Rate on the amount of any unreimbursed Class A-1 Realized Loss Amounts previously allocated to the Class A-1 Notes (provided that any such amount will not be due and payable unless there exist Available Funds sufficient to pay such amount and all prior amounts under this Available Funds Allocation);

                  Twelfth: To the holders of the Class A-1 Notes, in an amount up to the amount of any unreimbursed Class A-1 Realized Loss Amounts previously allocated thereto (provided that any such amount will not be due and payable unless there exist Available Funds sufficient to pay such amount and all prior amounts under this Available Funds Allocation);

                  Thirteenth: To the holders of the Class A-2 Notes, in an amount up to the Class A-2 Optimal Principal Amount;

                  Fourteenth: To the holders of the Class A-2 Notes, accrued and unpaid interest at the related Note Interest Rate on the amount of any unreimbursed Class A-2 Realized Loss Amounts previously allocated to the Class A-2 Notes (provided that any such amount will not be due and payable unless there exist Available Funds sufficient to pay such amount and all prior amounts under this Available Funds Allocation);

                  Fifteenth: To the holders of the Class A-2 Notes, in an amount up to the amount of any unreimbursed Class A-2 Realized Loss Amounts previously allocated thereto (provided that any such amount will not be due and payable unless there exist Available Funds sufficient to pay such amount and all prior amounts under this Available Funds Allocation);

                  Sixteenth: To the holders of the Class A-3 Notes, in an amount up to the Class A-3 Optimal Principal Amount;

                  Seventeenth: To the holders of the Class A-3 Notes, accrued and unpaid interest at the related Note Interest Rate on the amount of any unreimbursed Class A-3 Realized Loss Amounts previously allocated to the Class A-3 Notes (provided that any such amount will not be due and payable unless there exist Available Funds sufficient to pay such amount and all prior amounts under this Available Funds Allocation);

                  Eighteenth: To the holders of the Class A-3 Notes, in an amount up to the amount of any unreimbursed Class A-3 Realized Loss Amounts previously allocated thereto (provided that any such amount will not be due and payable unless there exist Available Funds sufficient to pay such amount and all prior amounts under this Available Funds Allocation);

                  Nineteenth: To the holders of the Class A-4 Notes, in an amount up to the Class A-4 Optimal Principal Amount;


                                     VIII-3

                  Twentieth: To the holders of the Class A-4 Notes, accrued and unpaid interest at the related Note Interest Rate on the amount of any unreimbursed Class A-4 Realized Loss Amounts previously allocated to the Class A-4 Notes (provided that any such amount will not be due and payable unless there exist Available Funds sufficient to pay such amount and all prior amounts under this Available Funds Allocation);

                  Twenty-First: To the holders of the Class A-4 Notes, in an amount up to the amount of any unreimbursed Class A-4 Realized Loss Amounts previously allocated thereto (provided that any such amount will not be due and payable unless there exist Available Funds sufficient to pay such amount and all prior amounts under this Available Funds Allocation);

                  Twenty-Second: To the Successor Servicer, as additional servicing compensation, an amount equal to the net reinvestment earnings on funds on deposit in the Holding Account to the extent of Available Funds remaining after the applications pursuant to sub-clauses first through twenty-first in this clause (c) for such Distribution Date; and

                  Twenty-Third: To the Issuer, free of the lien of this Indenture, an amount equal to the excess, if any, of (x) the Available Funds for such Distribution Date over (y) the aggregate of the amounts applied pursuant to subclauses first through twenty-second in this clause (ii) for such Distribution Date, each such amount being the amount thereof set forth in the Distribution Date Statement. Any funds remaining in the Collection Account shall be invested in accordance with Section 8.02(b).

                  In addition to distributions of Available Funds thereto in accordance with the Available Funds Allocation, on each Distribution Date the Trustee shall pay any Class A-4 Reserve Withdrawal Amount to the Holders of the Class A-4 Notes in accordance with Section 8.03.

                  (d) Funds on deposit in the Collection Account shall be withdrawn therefrom and applied on each Distribution Date to the payment of Issuer Expenses; provided that (i) funds shall not be withdrawn from the Collection Account for such purpose during the period from the end of each Due Period through the next Distribution Date if such withdrawal would result in the funds on deposit in the Collection Account on such Distribution Date being less than the Available Funds for such Distribution Date as set forth in the related Distribution Date Statement and (ii) such Issuer Expenses, to the extent not paid on such Distribution Date because of clause (i), shall be paid as soon as possible after such Distribution Date.

                  (e) After the entire principal amount of and accrued and unpaid interest on the Notes and any unreimbursed Realized Loss Amounts have been paid or provided for as provided in Section 4.01, the cash balance, if any, then remaining in the Collection Account shall be withdrawn from such Collection Account by the Trustee, released from the lien of this Indenture and paid to the Issuer.


                                     VIII-4

                  SECTION 8.03. Class A-4 Reserve Account.

                  Prior to the initial authentication and delivery of the Notes, the Issuer shall open, at the Corporate Trust Office, a segregated trust account which shall be an Eligible Account (the "Class A-4 Reserve Account"). Prior to the initial authentication and delivery of Notes, the Issuer shall deposit the Class A-4 Reserve Initial Deposit into the Class A-4 Reserve Account. If on any Distribution Date, Available Funds, less amounts thereof distributed on the Class A-1, Class A-2 and Class A-3 Notes in respect of interest, are insufficient to make full payment of interest on the Class A-4 Notes, in accordance with paragraphs seventh and eighth of Section 8.02(c) the Trustee will withdraw the amount of the deficiency from the Class A-4 Reserve Account (or the amount on deposit therein, if less) (the "Class A-4 Reserve Withdrawal Amount") and deposit such amount in the Collection Account for distribution to the Holders of the Class A-4 Notes. Any Class A-4 Reserve Withdrawal Amount will be reimbursed to the Class A-4 Reserve Account in accordance with paragraph ninth of Section 8.02(c). Other than any such reimbursement, no person will have any obligation to deposit any amounts in the Class A-4 Reserve Account following the Closing Date.

                  So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the Class A-4 Reserve Account shall be invested and reinvested by the Trustee at the Issuer's direction in one or more Eligible Investments bearing interest or sold at discount. Such Eligible Investments must mature such that at any point in time: (i) an amount up to three month's interest on the Class A-4 Outstanding Principal Balance as of the immediately preceding Distribution Date must mature no later than two Business Days prior to the next Distribution Date; (ii) the excess of such Eligible Investments up to an amount equal to three month's interest on the Class A-4 Outstanding Principal Balance as of the immediately preceding Distribution Date must mature no later than two Business Days prior to the second succeeding Distribution Date; (iii) the excess of such Eligible Investments up to an amount equal to three month's interest on the Class A-4 Outstanding Principal Balance as of the immediately preceding Distribution Date must mature no later than two Business Days prior to the third succeeding Distribution Date; and (iv) the excess of such Eligible Investments must mature no later than two Business Days prior to the fourth succeeding Distribution Date.

                  All income or other gains from investment of moneys deposited in the Class A-4 Reserve Account shall be deposited by the Trustee in the Class A-4 Reserve Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Class A-4 Reserve Account. Any income or other gains from such investments shall be paid to the Issuer on each Distribution Date prior to the distribution of any Class A-4 Reserve Withdrawal Amounts on such date.

                  On each Distribution Date any excess of the amount on deposit in the Class A-4 Reserve Account (following the Available Funds Allocation and any required withdrawals from the Class A-4 Reserve Account in respect of shortfalls in Available Funds) over the Class A-4 Maximum Reserve Amount will be withdrawn therefrom by the Trustee and remitted to the Issuer, free of the lien of this Indenture. On the Distribution Date on which the Class A-4


                                     VIII-5

Outstanding Principal Balance has been reduced to zero, all amounts on deposit in the Class A-4 Reserve Account will be remitted to the Issuer free of the lien of this Indenture.

                  SECTION 8.04. General Provisions Regarding the Collection
                                Account.

                  (a) The Collection Account shall relate solely to the Notes and to the Accounts, Eligible Investments and other property securing the Notes. Funds and other property in the Collection Account shall not be commingled with any other moneys or property of the Issuer or any Affiliate thereof.

                  (b) The Issuer will not direct the Trustee to make any investment of any funds in the Collection Account or to sell any investment held in the Collection Account except under the following terms and conditions:

                  (i) each such investment shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee (or, if, as indicated by an opinion of Counsel delivered to the Trustee, applicable law provides for perfection of pledges of an investment not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered),

                  (ii) the Trustee shall have sole control over such investment, the income thereon and the proceeds thereof,

                  (iii) any certificate or other instrument evidencing such investment shall be delivered directly to the Trustee or its agent, and

                  (iv) the proceeds of each sale of such an investment shall be remitted by the purchaser thereof directly to the Trustee for deposit in the Collection Account.

                  (c) If any amounts are needed for disbursement from the Collection Account and sufficient uninvested funds are not available therein to make such disbursement, in the absence of an Issuer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in the Collection Account.

                  (d) The Trustee shall not in any way be held liable by reason of any insufficiency in the Collection Account except for its liability on investments which are liabilities of the Trustee in its commercial capacity as an obligor of any Eligible Investment.

                  (e) All investments of funds in the Collection Account and all sales of investments held in the Collection Account shall, except as provided below, be made by the Trustee in accordance with an Issuer Order; provided, however, such Issuer Order shall specify investment of such funds only in Eligible Investments. Subject to compliance with the requirements of Sections 8.02(b) and 8.04(b), such Issuer Order may authorize the Trustee to make the specific investments set forth therein, to make investments from time to time


                                     VIII-6
consistent with the general instructions set forth therein, or to make specific investments pursuant to written, telegraphic or telephonic instructions of the employees or agents of the Issuer identified therein, in each case only in Eligible Investments and in such amounts as such Issuer Order shall specify.

                  In the event that:

                  (i) the Issuer shall have failed to give investment directions to the Trustee by 10:30 a.m. Eastern Time on the Business Day prior to any day on which funds are due to be deposited in the Collection Account (whether with respect to Remittances or payments of principal of or interest on Eligible Investments) authorizing the Trustee to invest such funds,

                  (ii) a Default or Event of Default shall have occurred and be continuing but the Notes shall not have been declared due and payable pursuant to Section 5.02, or if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Fund are being applied in accordance with Section 5.05, or

                  (iii) an Event of Default shall have occurred and be continuing, the Notes shall have been declared due and payable pursuant to Section 5.02 and amounts collected or receivable from the Trust Fund are being applied in accordance with Section 5.08, the Trustee shall invest and reinvest the funds then in the Collection Account to the fullest extent practicable, in such manner as the Trustee shall from time to time determine, but only in Eligible Investments described in paragraph (a) of the definition thereof. In determining the practicability of making any investment required by this Section 8.04 (e), the Trustee shall be entitled to take into account the availability to it, in the normal course of its corporate trust business, of investments of the required maturity and in the amounts available to be invested. All investments made pursuant to clause (i) above shall mature on the next Business Day following the date of such investment, all such investments made pursuant to clause (ii) above shall mature no later than the maturity date therefor permitted by Section 8.02(b), and all investments made pursuant to clause (iii) above shall mature no later than the first date following the date of such investment on which the Trustee proposes to make a distribution to Holders of Notes pursuant to Section 5.08.

                  (f) Subject to the restriction on the maturity of investments set forth in Section 8.02(b) and notwithstanding subsection (e) above, the Issuer will give appropriate and timely investment directions to the Trustee such that at the close of business on not more than two Business Days in any one calendar year not more than an aggregate of $25,000 of funds in the Collection Account are not invested pursuant, directly or indirectly, to an Issuer Order in Eligible Investments bearing interest or sold at a discount which mature on or after the opening of business on the next Business Day.



                                     VIII-7

                  SECTION 8.05. Reports by Trustee to Noteholders.

                  On each Distribution Date the Trustee shall deliver to the Noteholders a written report based upon the Distribution Date Statement for such Distribution Date as reviewed by a firm of Independent Accountants pursuant to
Section 8.07(b) setting forth the amount of such payment which represents principal and the amount which represents interest (in each case on a per Individual Note basis), and the principal amount of an Individual Note after giving effect to the payment of principal made on such Distribution Date.

                  SECTION 8.06. Reports by Trustee.

                  In addition to any statement required to be delivered or prepared by the Trustee pursuant to Section 2.09, 8.02 or 10.01, the Trustee shall deliver to the Issuer, the Servicer and the Independent Accountants appointed pursuant to Section 8.07, within two Business Days after the request of the Issuer, or such Independent Accountants, a written report setting forth the amount of the Collection Account established hereunder and the identity of the investments included therein. Without limiting the generality of the foregoing, the Trustee shall, upon the request of the Issuer, promptly transmit to the Issuer copies of all accountings of, and information with respect to, Remittances furnished it by the Servicer and shall promptly notify the Issuer if, on the fifth day after any Remittance Date, any Remittance then due or any portion thereof has not been received by the Trustee.

                  SECTION 8.07. Reports by Independent Accountants.

                  (a) At the Closing Date the Issuer shall appoint the firm of Independent Accountants to prepare and deliver the certificate or opinion required to be delivered under Section 2.12(f), and prior to the time any report or certificate pursuant to Section 8.07(b) is required to be delivered, the Issuer will appoint a firm of Independent Accountants as its Independent Accountants for purposes of preparing and delivering the reports or certificates required by Section 8.07(b). Upon any resignation by such firm the Issuer shall promptly appoint a successor thereto that shall also be a firm of Independent Accountants of recognized national reputation. If the Issuer shall fail to appoint a successor to a firm of Independent Accountants which has resigned within fifteen days after such resignation, the Issuer shall promptly notify the Trustee of such failure in writing. If the Issuer shall not have appointed a successor within ten days thereafter, the Trustee shall promptly appoint a successor firm of Independent Accountants of recognized national reputation. The fees of such successor shall be payable by the Issuer, and any fees not so paid by the Issuer may be paid by the Trustee on behalf of the Issuer, from amounts otherwise payable to the Issuer from the related Collection Account pursuant to
Section 8.02(e).

                  (b) If the Trustee shall fail to deliver to the Issuer any Distribution Date Statement by the due date therefor, the Issuer shall, at the opening of business on the next Business Day after such due date, direct the firm of Independent Accountants appointed pursuant to subsection (a) to prepare and deliver to the Trustee such Distribution Date Statement at the expense of the Trustee, no later than 2:00 p.m. on the Business Day following the day on which such direction was given. Any fees of such Independent Accountants not



                                     VIII-8
paid by the Issuer may be paid by the Trustee, on behalf of the Issuer (unless such fees are for the account of the Trustee), from amounts otherwise payable to the Issuer from the Collection Account pursuant to Section 8.02(e).

                  SECTION 8.08. Reports by the Servicer.

                  In the Servicing Agreement the Servicer has agreed to deliver to the Trustee at the time specified therein the information called for by
Section 3.01(a) of the Servicing Agreement.


                                     VIII-9

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.01. Supplemental Indentures without Consent of
                                Noteholders.

                  Without the consent of the Holders of any Notes, the Issuer and the Trustee when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee for any of the following purposes:

                  (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (2) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained:

                  (3) to add to the covenants of the Issuer, for the benefit of the Holders of all Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (4) to cure any ambiguity or mistake, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, which shall not be materially inconsistent with the other provisions of this Indenture, provided that such action shall not adversely affect in any material respect the interests of the Holders of the Notes; or

                  (5) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by TIA.

                  SECTION 9.02. Supplemental Indentures with Consent of
                                Noteholders.

                  With the consent of the Holders of Notes entitled to at least 50% of the aggregate Voting Rights of all Classes voting together as a single class, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by an Issuer Order, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions, of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (1) change the final installment of principal of, or any installment of interest on, any Note or reduce the principal amount thereof, the Note Interest Rate thereon or the Redemption Price with respect thereto, change the Note Redemption Date, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Note on or after the date such payment is due or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Maturity of the final installment of the principal thereof (or, in the case of redemption, on or after the applicable Redemption Date);

                  (2) reduce the percentage of the Voting Rights, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

                  (3) modify any of the provisions of this Section 9.02, Section
         5.14 or Section 5.18 (b) or 5.18 (c), except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (5) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Fund or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien this Indenture; or

                  (6) modify any of the provisions of this Indenture in such manner as to affect the calculation of the principal or interest for any Distribution Date on any Notes (including the calculation of any of the individual components of such Debt Service Requirement) or to affect the rights of the Holders of Notes to the benefits of any provisions contained herein for the mandatory payment of principal.

                  The Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture pursuant to this Section
9.02 or Section 9.01(4) hereof and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

                  It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Holders of the Notes to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.03. Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 9.01(5)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.04. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes to which such supplemental indenture relates which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.05. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Section shall conform to the requirements of the TIA as then in effect, so long as this Indenture shall then be qualified under the TIA.

                  SECTION 9.06. Reference in Notes to Supplemental Indentures.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture which relates to the Notes may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                               REDEMPTION OF NOTES

                  SECTION 10.01. Optional Redemption of Notes.

                  The Notes are subject to redemption in whole and not in part at the option of the Issuer on any Distribution Date at the Redemption Price therefor if before or after giving effect to the payment of principal otherwise required to be made on such Distribution Date the Outstanding Principal Balance of each Class of Notes outstanding (prior to allocations of any Realized Loss Amounts) equals 101 or less of the initial principal amount of such Class of Notes.

                  Payment on the Notes pursuant to any optional redemption may be made only with Eligible Moneys. If the Issuer elects to so redeem all Notes then Outstanding, it shall, no later than 30 days prior to the Distribution Date selected for such redemption, deliver notice of such election to the Trustee and Moody's, together with an Issuer Order directing the Trustee to effect such redemption and the Aggregate Redemption Price due on such Distribution Date for deposit into the Collection Account. All such Notes shall be due and payable on such Distribution Date upon the giving of the notice thereof required by Section 10.02.

                  SECTION 10.02. Form of Redemption Notice.

                  Notices of redemptions of Notes shall be given by the Trustee in the name and at the expense of the Issuer and shall be mailed no later than 10 days prior to the Redemption Date to the Persons who were Holders of such Notes on the Record Date that would otherwise be applicable to the Distribution Date on which such notes are to be redeemed.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price and

                  (3) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02) and that no interest shall accrue on such Note for any period after the date fixed for redemption.

                  Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

                  SECTION 10.03. Notes Payable on Redemption Date.

                  Notice of redemption having been given as provided in section
10. 02, the Notes so to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on such Redemption Price for any period after such Redemption Date. Upon surrender of such Notes for redemption in accordance with said notice such Notes shall be paid by or on behalf of the Issuer at the Redemption Price.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  SECTION 11.01. Compliance Certificates and Opinions.

                  Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers, Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition of covenant provided for in this Indenture (including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request) shall include to the extent applicable:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with; and

                  (5) if the signer of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

                  SECTION 11.02. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Owner Trustee, the Grantor or any other Person, stating that the information with respect to such factual matters is in the possession of such Person, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsels opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2)

                  Wherever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d).

                  SECTION 11.03. Acts of Noteholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.

                  SECTION 11.04. Notices, etc., to Trustee and Issuer.

                  (a) Any request, demand, authorization, direction, notice, consent waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

                  (1) the Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if filed in writing and mailed by registered mail to the Trustee at ___________________________________________, Attention: __________, or

                  (2) the Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder (except as provided in Section 5.01(3) and (4)) if in writing and mailed, firstclass postage-prepaid, to the Issuer addressed to it at c/o _________________________ as Owner Trustee, Attention: ____________________, or at any other address previously furnished in writing to the Trustee by the Issuer.

                  (b) Notices required under this Indenture to be sent to Noteholders with respect to material amendments to the Indenture, the Trust Agreement or the Servicing Agreement, satisfaction and discharge of the Indenture and any reports, statements, or other notices required hereunder shall in addition be sent to each Rating Agency; to ___________ at its address at ________________________________, and to ___ at its address at
_____________________________.

                  SECTION 11.05. Notices and Reports to Noteholders; Waiver of Notices

                  Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  SECTION 11.06. Rules by Trustee and Agents

                  The Trustee may make reasonable rules for any meeting of Noteholders. Any Agent may make reasonable rules and set reasonable requirements for its functions.

                  SECTION 11.07. Conflict with Trust Indenture Act

                  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by, or which is deemed to be included in this Indenture (an "incorporated provision") by operation of, any of the provisions of TIA, such required provision or incorporated provision shall control.

                  SECTION 11.08. Effect of Headings and Table of Contents

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 11.09. Successors and Assigns

                  All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

                  SECTION 11.10. Separability

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 11.11. Benefits of Indenture

                  Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section
6.14 and the Noteholders any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 11.12. Legal Holidays

                  In any case where the date of any Distribution Date, Redemption Date, or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Distribution Date, Redemption Date, or other date for the payment of principal of or interest on any Note, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next Succeeding Business Day.

                  SECTION 11.13. Governing Law

                  This Indenture and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

                  SECTION 11.14. Counterparts

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument

                  SECTION 11.15. Recording of Indenture

                  This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Issuer and at its expense in compliance with any opinion of Counsel delivered pursuant to Section 2.12(l) or 3.06.

                  SECTION 11.16. Issuer Obligations

                  No recourse may be taken, directly or indirectly, against (i) the Owner Trustee in its individual capacity, (ii) any incorporator, subscriber to the capital stock, stockholder, officer or director of the Owner Trustee or of any predecessor or successor of the Owner Trustee in its individual capacity,
(iii) any holder of a beneficial interest in the Issuer, (iv) any partner, beneficiary, agent, officer, director, employee, or successor or assign of a holder of a beneficial interest in the Issuer, or (v) any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Trustee or any predecessor or successor of the Trustee with respect to the Issuer's obligations with respect to the Notes or the obligation of the Issuer or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

                  SECTION 11.17. Inspection

                  The Issuer and the Note Registrar will agree that, on reasonable prior notice, they will permit any representative of Trustee, during normal business hours, to examine all of the books of account, records, reports and other papers in its possession relating to the Notes, to make copies and extracts therefrom in the case of the Issuer, to cause such books to be audited by Independent Accountants selected by the Trustee, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Independent Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Trustee of any right under this Section
11.17 shall be borne by the Issuer.

                  IN WITNESS WHEREOF, the Owner Trustee on behalf of the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and the seal of the Owner Trustee and of the Trustee to be hereunto affixed, all as of the day and year first above written

                                [Trust]

                                By:                ,  not  in  its  individual
                                     capacity, but solely as Owner Trustee of
                                     [Trust]

                                     By
                                        --------------------------------------
                                                   Authorized Officer




                                     as Trustee


                                By
                                        --------------------------------------
                                                   Authorized Officer

STATE OF                               )
                                       )SS.:
COUNTY OF                              )

                  On the ___ day of _______, ___, before me, a notary public in and for said State, personally appeared _____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument on behalf of one of the corporations therein named, and acknowledged to me that such corporation executed it.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  ----------------------------
                                                          Notary Public


STATE OF                               )
                                       )SS.:
COUNTY OF                              )

                  On the ____ day of ________, _____, before me, a notary public in and for said State, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument on behalf of one of the corporations therein named, and acknowledged to me that such national banking association executed it.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 ----------------------------
                                                          Notary Public

                                                                     EXHIBIT A


[UNLESS THIS CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN. THE RIGHTS OF A HOLDER OF THIS CLASS A-1 NOTE ARE SUBJECT TO THE PROVISIONS OF THE WITHIN-REFERENCED INDENTURE.

                                     [TRUST]

                         % ASSET BACKED NOTE, CLASS A-1
                                      DUE:
                                  ACCRUAL DATE:

$                                                            No.

                                                             CUSIP NO.

                  [Trust] (the "Issuer"), a _______________ business trust governed by a Trust Agreement dated as of __________, 199_ (the "Trust Agreement"), for value received, hereby promises to pay to ______________________, the principal sum of ______________________ Dollars in quarterly installments on _______, _______, ______, and __________ (the
"Principal Distribution Dates") in each year, commencing on ______, 199_ and ending on or before ______, 20__ (the "Maturity" of such final installment of principal) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal amount of this Class A-1 Note outstanding from time to time from ________, 199_ (the "Accrual Date"), or such later date to which interest has been paid, until the principal amount of this Class A-1 Note is paid in full, at the rate of percent ( %) per annum, such interest being payable quarterly on ____________, ________, _________, and ________ in each year, commencing on
________, 199_ (the "Interest Distribution Dates"). Installments of principal of this Class A-1 Note are due and payable in the amounts and on the dates described on the reverse hereof.

                  The principal of, and interest on, this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. Any installment of principal or interest which is not paid when and as due shall bear interest at the rate of interest borne by the principal of this Class A-1 Note from the date due to the date of payment thereof, but only to the extent that the payment of such interest shall be lawful and enforceable.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to below, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, [Trust] has caused this instrument to be duly executed by _________________________, not in its individual capacity but solely as Owner Trustee under the Trust Agreement.


Dated                                   [TRUST]

                                        By: _____________________,  not in its
                                            individual capacity but solely in
                                            its capacity as Owner Trustee under
                                            the Trust Agreement

                                        By
                                           ------------------------------------
                                                         [Title]

                  This Class A-1 Note is one of a duly authorized issue of Notes of the Issuer, designated as its % Asset Backed Notes, Class A-l (herein called the "Class A-1 Notes"). The Class A-1 Notes are issued and will be issued under an Indenture dated ------, 199- (herein called the "Indenture"), between the Issuer and _____________________, as Trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Class A-1 Notes and the terms upon which the Class A-1 Notes are, and are to be, authenticated and delivered. Also issued under the Indenture are the ____% Asset Backed Notes, Class A-2, ____% Asset Backed Notes, Class A-3 and ____% Asset Backed Notes, Class A-4. The Class A-1 Notes are secured by the collateral pledged as security therefor to the extent provided in the Indenture. All terms used in this Class A-1 Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  An installment of principal shall be paid on the Class A-1 Notes on each Principal Distribution Date in the amount equal to the amount available to be paid thereon as principal pursuant to and subject to the priorities set forth in Section 8.02(c) of the Indenture on such Principal Distribution Date; provided that the unpaid principal amount of this Class A-1 Note shall be due and payable on the Principal Distribution Date in ____ 20__. Each payment of principal of the Class A-1 Notes shall be allocated among the Class A-1 Notes in proportion to their then remaining unpaid principal amounts. The unpaid principal amount of this Class A-1 Note may be reduced by the allocation to it (in accordance with Section 5.20 of the Indenture) of Class A-1 Realized Loss Amounts without any corresponding payment.

                  Payment of the then remaining unpaid principal amount of this Class A-1 Note on the Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to apply payments received with respect to the collateral securing the Class A-1 Notes to payment of the then remaining unpaid principal amount of this Class A-1 Note or to payment of the Redemption Price payable on any date as of which this Class A-1 Note has been called for redemption in full shall be made upon presentation of this Class A-1 Note to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Class A-1 Note due and payable on each Interest Distribution Date, together with any installment of principal of this Class A-1 Note due and payable on each Interest Distribution Date which is also a Principal Distribution Date for this Class A-1 Note, shall be made by check mailed to the Person whose name appears as the registered Holder of this Class A-1 Note (or one or more Predecessor Notes) in the Note Register as of the Record Date preceding such Interest Distribution Date, except that with respect to a Class A-1 Note registered in the name of the nominee of a clearing agency (initially, such nominee to be Cede & Co.) payments will be made by wire transfer in immediately available funds to the account designated by such nominee.

                  Checks for amounts due on this Class A-1 Note shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-1 Note be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Class A-1 Note (or any one or more Predecessor Notes) effected by any payments made on any Principal Distribution Date or by any allocation of a Class A-1 Realized Loss Amount shall be binding upon all Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not noted hereon.

                  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-1 Note on a Principal Distribution Date which is prior to the Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the 15th day of the month prior to the month in which such Principal Distribution Date occurs, by notice mailed no later than ten days prior to such Principal Distribution Date, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Class A-1 Note to the office or agency of the Issuer maintained for such purpose.

                  If an Event of Default shall occur and be continuing with respect to the Class A-1 Notes, the Class A-1 Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. Reference is hereby made to Article V of the Indenture which sets forth certain events which constitute Events of Default. If any such acceleration of maturity occurs prior to the Maturity of the final installment of principal of this Class A-1 Note, the amount payable to the Holder of this Class A-1 Note will be equal to the aggregate unpaid principal amount of this Class A-1 Note on the date this Class A-1 Note becomes so due and payable, together with accrued interest on such unpaid principal amount to the date of payment thereof. The Indenture provides that, notwithstanding the acceleration of the Maturity of the Class A-1 Notes, under certain circumstances specified therein all amounts collected as proceeds of the collateral securing the Class A-1 Notes or otherwise shall continue to be applied to payments of principal of and interest on the Class A-1 Notes as if they had not been declared due and payable. In such event, interest on the then unpaid principal amount of all Class A-1 Notes and on any overdue installments of interest on the Class A-1 Notes following the acceleration of the Maturity of the Class A-1 Notes shall accrue and be payable at the applicable Note Interest Rate, but only to the extent that the payment thereof shall be lawful and enforceable.

                  The Class A-1 Notes are not prepayable or redeemable at the option or direction of the Issuer except that all of the outstanding Notes may be called for redemption in whole at the option of the Issuer on any Distribution Date, if, either before or after giving effect to the payment of principal otherwise required to be made on such Distribution Date, each Class of Notes shall be in an aggregate Outstanding Principal Balance which is 10% or less of the original principal amount of such Class of Notes, at 100% of the outstanding principal amount thereof together with interest accrued and unpaid to the date set for redemption.

                  As provided in the Indenture the transfer of this Class A-1 Note may be registered on the Note Register of the Issuer, upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees.

                  Prior to the due presentment for registration of transfer of this Class A-1 Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-1 Note is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Class A-1 Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by written notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A-1 Notes under the Indenture at any time by the Issuer, and the Holders of Notes entitled to more than 50% of the aggregate Voting Rights of all Classes voting together as a single class. The Indenture also contains provisions that permit the Holders of the percentage of the Class or Classes of Notes specified in Section
5.02 of the Indenture, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Class A-1 Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future holders of this Class A-1 Note and of any Class A-1
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note.

                  The term "Issuer" as used in this Class A-1 Note includes any successor to the Issuer under the Indenture.

                  The Class A-1 Notes are issuable only in registered form in the denominations provided in the Indenture and subject to certain limitations therein set forth. The Class A-1 Notes are exchangeable for a like aggregate initial principal amount of Class A-1 Notes of different authorized denominations, as requested by the Holder surrendering the same, pursuant to the terms and conditions set forth in the Indenture.

                  As provided in the Indenture, this Class A-1 Note and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York applicable to agreements made and to be performed therein.

                  No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, neither the Owner Trustee in its individual capacity, any beneficial owner of the Issuer, the Trustee nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for the payment of principal of and interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in, this Class A-1 Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purpose of binding the respective interests of the beneficial owners of the Issuer and the owner Trustee in the assets of the Issuer. The Holder of this Class A-1 Note by the acceptance hereof agrees that in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and the enforcement against, the assets of the Issuer of any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note.

                  The Owner Trustee has executed this Class A-1 Note on behalf of the Issuer, not in its individual capacity but solely as owner trustee under the Trust Agreement and the Owner Trustee shall be liable hereunder only in respect of the assets of the trust created by such Trust Agreement.

                  The remedies of the Holder hereof as provided herein and in the Indenture, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust created by the Trust Agreement pledged under the Indenture as security for the Class A-1 Notes. No failure on the part of the Holder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any right or remedy preclude any further exercise thereof or the exercise of any other right or remedy hereunder.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-1 Notes referred to in the within-mentioned Indenture.


                                                   as Trustee


                                            By
                                               --------------------------------
                                                     Authorized Signatory

                                                                   EXHIBIT B

[UNLESS THIS CLASS A-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE CO., HAS AN INTEREST HEREIN.]

PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN. THE RIGHTS OF A HOLDER OF THIS CLASS A2 NOTE ARE SUBJECT TO THE PROVISIONS OF THE WITHIN-REFERENCED INDENTURE.

THE RIGHTS OF THE CLASS A-2 NOTEHOLDERS TO RECEIVE PAYMENTS IN RESPECT OF PRINCIPAL AND INTEREST ON THE CLASS A-2 NOTES ARE SUBORDINATE TO THE RIGHTS OF THE CLASS A-1 NOTEHOLDERS TO RECEIVE PAYMENTS OF PRINCIPAL AND INTEREST.

                                     [TRUST]

                         % ASSET BACKED NOTE, CLASS A-2
                                      DUE:
                                  ACCRUAL DATE:

$                                                            No.

                                                             CUSIP NO.

                  [Trust] (the "Issuer"), a _________ business trust governed by a Trust Agreement dated as of _________, 199_ (the "Trust Agreement"), for value received, hereby promises to pay to ________________________, the principal sum of _________________________ Dollars in quarterly installments on ____________,
___________, ___________, and ___________ (the "Principal Distribution Dates")
in each year, commencing on July1 , 1997 and ending on or before ________, 20__ (the "Maturity" of such final installment of principal) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal amount of this Class A-2 Note outstanding from time to time from _____, 199_ (the "Accrual Date"), or such later date to which interest has been paid, until the principal amount of this Class A-2 Note is paid in full, at the rate of __________________ percent (____%) per annum, such interest being payable quarterly on ______, _______, ______, and _________ in each year, commencing on _______, 199_ (the "Interest Distribution Dates"). Installments of principal of this Class A-2 Note are due and payable in the amounts and on the dates described on the reverse hereof.

                  The principal of, and interest on, this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2 Note shall he applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. Any installment of principal or interest which is not paid when and as due shall bear interest at the rate of interest borne by the principal of this Class A-2 Note from the date due to the date of payment thereof, but only to the extent that the payment of such interest shall be lawful and enforceable.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to below, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, [Trust] has caused this instrument to be duly executed by ________________________, not in its individual capacity but solely as Owner Trustee under the Trust Agreement.

Dated:                               [TRUST]

                                     By:___________________________, not in its
                                        individual capacity but solely in its
                                        capacity as Owner Trustee under the
                                        Trust Agreement


                                        By
                                          --------------------------------------
                                                      [Title]

                  This Class A-2 Note is one of a duly authorized issue of Notes of the Issuer, designated as its % Asset Backed Notes, Class A2 (herein called the "Class A-2 Notes"). The Class A-2 Notes are issued and will be issued under an Indenture dated , 199_ (herein called the "Indenture"), between the Issuer and ______________________, as Trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Class A-2 Notes and the terms upon which the Class A-2 Notes are, and are to be, authenticated and delivered. Also issued under the Indenture are the ____% Asset Backed Notes, Class A-1, ____% Asset Backed Notes, Class A-3 and ____% Asset Backed Notes, Class A-4. The Class A-2 Notes are secured by the collateral pledged as security therefor to the extent provided in the Indenture. All terms used in this Class A-2 Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  An installment of principal shall be paid on the Class A-2 Notes on each Principal Distribution Date in the amount equal to the amount available to be paid thereon as principal pursuant to and subject to the priorities set forth in Section 8.02(c) of the Indenture on such Principal Distribution Date; provided that the unpaid principal amount of this Class A-2 Note shall be due and payable on the Principal Distribution Date in ____ 20__. Each payment of principal of the Class A-2 Notes shall be allocated among the Class A-2 Notes in proportion to their then remaining unpaid principal amounts. The unpaid principal amount of this Class A-2 Note may be reduced by the allocation to it (in accordance with Section 5.20 of the Indenture) of Class A-2 Realized Loss Amounts without any corresponding payment.

                  The rights of the Class A-2 Noteholders to receive payments in respect of principal and interest on the Class A-2 Notes are subordinate to the rights of the Class A-1 Noteholders to receive payments of principal and interest.

                  Payment of the then remaining unpaid principal amount of this Class A-2 Note on the Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to apply payments received with respect to the collateral securing the Class A-2 Notes to payment of the then remaining unpaid principal amount of this Class A-2 Note or to payment of the Redemption Price payable on any date as of which this Class A-2 Note has been called for redemption in full shall be made upon presentation of this Class A-2 Note to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Class A-2 Note due and payable on each Interest Distribution Date, together with any installment of principal of this Class A-2 Note due and payable on each Interest Distribution Date which is also a Principal Distribution Date for this Class A-2 Note, shall be made by check mailed to the Person whose name appears as the registered Holder of this Class A-2 Note (or one or more Predecessor Notes) in the Note Register as of the Record Date preceding such Interest Distribution Date, except that with respect to a Class A-2 Note registered in the name of the nominee of a clearing agency (initially, such nominee to be Cede & Co.) payments will be made by wire transfer in immediately available funds to the account designated by such nominee.

                  Checks for amounts due on this Class A-2 Note shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-2 Note be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Class A-2 Note (or any one or more Predecessor Notes) effected by any payments made on any Principal Distribution Date or by any allocation of a Class A-2 Realized Loss Amount shall be binding upon all Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not noted hereon.

                  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-2 Note on a Principal Distribution Date which is prior to the Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the 15th day of the month prior to the month in which such Principal Distribution Date occurs, by notice mailed no later than ten days prior to such Principal Distribution Date, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Class A-2 Note to the office or agency of the Issuer maintained for such purpose.

                  If an Event of Default shall occur and be continuing with respect to the Class A-2 Notes, the Class A-2 Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. Reference is hereby made to Article V of the Indenture which sets forth certain events which constitute Events of Default. If any such acceleration of maturity occurs prior to the Maturity of the final installment of principal of this Class A-2 Note, the amount payable to the Holder of this Class A-2 Note will be equal to the aggregate unpaid principal amount of this Class A-2 Note on the date this Class A-2 Note becomes so due and payable, together with accrued interest on such unpaid principal amount to the date of payment thereof. The Indenture provides that, notwithstanding the acceleration of the Maturity of the Class A-2 Notes, under certain circumstances specified therein all amounts collected as proceeds of the collateral securing the Class A-2 Notes or otherwise shall continue to be applied to payments of principal of and interest on the Class A-2 Notes as if they had not been declared due and payable. In such event, interest on the then unpaid principal amount of all Class A-2 Notes and on any overdue installments of interest on the Class A-2 Notes following the acceleration of the Maturity of the Class A-2 Notes shall accrue and be payable at the applicable Note Interest Rate, but only to the extent that the payment thereof shall be lawful and enforceable.

                  The Class A-2 Notes are not prepayable or redeemable at the option or direction of the Issuer except that all of the outstanding Notes may be called for redemption in whole at the option of the Issuer on any Distribution Date, if, either before or after giving effect to the payment of principal otherwise required to be made on such Distribution Date, each Class of Notes shall be in an aggregate Outstanding Principal Balance which is 10% or less of the original principal amount of such Class of Notes, at 100% of the outstanding principal amount thereof together with interest accrued and unpaid to the date set for redemption.

                  As provided in the Indenture the transfer of this Class A-2 Note may be registered on the Note Register of the Issuer, upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees.

                  Prior to the due presentment for registration of transfer of this Class A-2 Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-2 Note is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Class A-2 Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by written notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A-2 Notes under the Indenture at any time by the Issuer, and the Holders of Notes entitled to more than 50% of the aggregate Voting Rights of all Classes voting together as a single class. The Indenture also contains provisions that permit the Holders of the percentage of the Class or Classes of Notes specified in Section
5.02 of the Indenture, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Class A-2 Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future holders of this Class A-2 Note and of any Class A-2
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note.

                  The term "Issuer" as used in this Class A-2 Note includes any successor to the Issuer under the Indenture.

                  The Class A-2 Notes are issuable only in registered form in the denominations provided in the Indenture and subject to certain limitations therein set forth. The Class A-2 Notes are exchangeable for a like aggregate initial principal amount of Class A-2 Notes of different authorized denominations, as requested by the Holder surrendering the same, pursuant to the terms and conditions set forth in the Indenture.

                  As provided in the Indenture, this Class A-2 Note and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York applicable to agreements made and to be performed therein.

                  No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, neither the Owner Trustee in its individual capacity, any beneficial owner of the Issuer, the Trustee nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for the payment of principal of and interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in, this Class A-2 Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the owner Trustee for the sole purpose of binding the respective interests of the beneficial owners of the Issuer and the Owner Trustee in the assets of the Issuer. The Holder of this Class A-2 Note by the acceptance hereof agrees that in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and the enforcement against, the assets of the Issuer of any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note.

                  The Owner Trustee has executed this Class A-2 Note on behalf of the Issuer, not in its individual capacity but solely as owner trustee under the Trust Agreement and the Owner Trustee shall be liable hereunder only in respect of the assets of the trust created by such Trust Agreement.

                  The remedies of the Holder hereof as provided herein and in the Indenture, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust created by the Trust Agreement pledged under the Indenture as security for the Class A-2 Notes. No failure on the part of the Holder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any right or remedy preclude any further exercise thereof or the exercise of any other right or remedy hereunder.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-2 Notes referred to in the within-mentioned Indenture.


                                                     as Trustee


                                                     By
                                                       -------------------------
                                                          Authorized Signatory

                                                                     EXHIBIT C

[UNLESS THIS CLASS A-3 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

PRINCIPAL OF THIS CLASS A-3 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-3 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-3 NOTE MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN. THE RIGHTS OF A HOLDER OF THIS CLASS A3 NOTE ARE SUBJECT TO THE PROVISIONS OF THE WITHIN-REFERENCED INDENTURE.

        THE RIGHTS OF THE CLASS A-3 NOTEHOLDERS TO RECEIVE PAYMENTS IN RESPECT OF PRINCIPAL AND INTEREST ON THE CLASS A-3 NOTES ARE SUBORDINATE TO THE RIGHTS OF THE CLASS A-1 NOTEHOLDERS AND CLASS A-2 NOTEHOLDERS TO RECEIVE PAYMENTS OF PRINCIPAL AND INTEREST.

                                     [TRUST]

                       7.54% ASSET BACKED NOTE, CLASS A-3
                                      DUE:
                                  ACCRUAL DATE:

$                                                                No.
                                                                 CUSIP NO.

                  [Trust] (the "Issuer"), a business trust governed by a Trust
            Agreement dated as of , 199_ (the "Trust Agreement"), for value received, hereby promises to pay to
________________________, the principal sum of _______________________ Dollars in quarterly installments on ________, _______, ______, and _________ (the
"Principal Distribution Dates") in each year, commencing on , 199_ and ending on or before , 20__ (the "Maturity" of such final installment of principal) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal amount of this Class A-3 Note outstanding from time to time from , 199_ (the "Accrual Date"), or such later date to which interest has been paid, until the principal amount of this Class A-3 Note is
paid in full, at the rate of percent  (    %) per annum,  such interest  being
payable  quarterly on _______,  _______, _______, and _________ in each year, commencing on ________, 199_ (the "Interest Distribution Dates"). Installments of principal of this Class A-3 Note are due and payable in the amounts and on the dates described on the reverse hereof.

                  The principal of, and interest on, this Class A-3 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-3 Note shall be applied first to interest due and payable on this Class A-3 Note as provided above and then to the unpaid principal of this Class A-3 Note. Any installment of principal or interest which is not paid when and as due shall bear interest at the rate of interest borne by the principal of this Class A-3 Note from the date due to the date of payment thereof, but only to the extent that the payment of such interest shall be lawful and enforceable.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Class A-3 Note shall not be entitled to any benefit under the Indenture referred to below, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, [Trust] has caused this instrument to be duly executed by ______________________, not in its individual capacity but solely as Owner Trustee under the Trust Agreement.


Dated                                       [TRUST]

                                       By:________________________, not in its
                                          individual capacity but solely in its
                                          capacity as Owner Trustee under the
                                          Trust Agreement

                                       By
                                          --------------------------------------
                                                           [Title]

                  This Class A-3 Note is one of a duly authorized issue of Notes of the Issuer, designated as its 7.54% Asset Backed Notes, Class A-3 (herein called the "Class A-3 Notes"). The Class A-3 Notes are issued and will be issued under an Indenture dated , 199_ (herein called the "Indenture"), between the Issuer and _____________________, as Trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Class A-3 Notes and the terms upon which the Class A-3 Notes are, and are to be, authenticated and delivered. Also issued under the Indenture are the % Asset Backed Notes, Class A-1, % Asset Backed Notes, Class A-2 and % Asset Backed Notes, Class A-4. The Class A-3 Notes are secured by the collateral pledged as security therefor to the extent provided in the Indenture. All terms used in this Class A-3 Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  An installment of principal shall be paid on the Class A-3 Notes on each Principal Distribution Date in the amount equal to the amount available to be paid thereon as principal pursuant to and subject to the priorities set forth in Section 8.02(c) of the Indenture on such Principal Distribution Date; provided that the unpaid principal amount of this Class A-3 Note shall be due and payable on the Principal Distribution Date in July 2035. Each payment of principal of the Class A-3 Notes shall be allocated among the Class A-3 Notes in proportion to their then remaining unpaid principal amounts. The unpaid principal amount of this Class A-3 Note may be reduced by the allocation to it (in accordance with Section 5.20 of the Indenture) of Class A-3 Realized Loss Amounts without any corresponding payment.

                  The rights of the Class A-3 Noteholders to receive payments in respect of principal and interest on the Class A-3 Notes are subordinate to the rights of the Class A-1 Noteholders and Class A2 Noteholders to receive payments of principal and interest.

                  Payment of the then remaining unpaid principal amount of this Class A-3 Note on the Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to apply payments received with respect to the collateral securing the Class A-3 Notes to payment of the then remaining unpaid principal amount of this Class A-3 Note or to payment of the Redemption Price payable on any date as of which this Class A-3 Note has been called for redemption in full shall be made upon presentation of this Class A-3 Note to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Class A-3 Note due and payable on each Interest Distribution Date, together with any installment of principal of this Class A-3 Note due and payable on each Interest Distribution Date which is also a Principal Distribution Date for this Class A-3 Note, shall be made by check mailed to the Person whose name appears as the registered Holder of this Class A-3 Note (or one or more Predecessor Notes) in the Note Register as of the Record Date preceding such Interest Distribution Date, except that with respect to a Class A-3 Note registered in the name of the nominee of a clearing agency (initially, such nominee to be Cede & Co.) payments will be made by wire transfer in immediately available funds to the account designated by such nominee.

                  Checks for amounts due on this Class A-3 Note shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-3 Note be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Class A-3 Note (or any one or more Predecessor Notes) effected by any payments made on any Principal Distribution Date or by any allocation of a Class A-3 Realized Loss Amount shall be binding upon all Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not noted hereon.

                  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-3 Note on a Principal Distribution Date which is prior to the Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the 15th day of the month prior to the month in which such Principal Distribution Date occurs, by notice mailed no later than ten days prior to such Principal Distribution Date, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Class A-3 Note to the office or agency of the Issuer maintained for such purpose.

                  If an Event of Default shall occur and be continuing with respect to the Class A-3 Notes, the Class A-3 Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. Reference is hereby made to Article V of the Indenture which sets forth certain events which constitute Events of Default. If any such acceleration of maturity occurs prior to the Maturity of the final installment of principal of this Class A-3 Note, the amount payable to the Holder of this Class A-3 Note will be equal to the aggregate unpaid principal amount of this Class A-3 Note on the date this Class A-3 Note becomes so due and payable, together with accrued interest on such unpaid principal amount to the date of payment thereof. The Indenture provides that, notwithstanding the acceleration of the Maturity of the Class A-3 Notes, under certain circumstances specified therein all amounts collected as proceeds of the collateral securing the Class A-3 Notes or otherwise shall continue to be applied to payments of principal of and interest on the Class A-3 Notes as if they had not been declared due and payable. In such event, interest on the then unpaid principal amount of all Class A-3 Notes and on any overdue installments of interest on the Class A-3 Notes following the acceleration of the Maturity of the Class A-3 Notes shall accrue and be payable at the applicable Note Interest Rate, but only to the extent that the payment thereof shall be lawful and enforceable.

                  The Class A-3 Notes are not prepayable or redeemable at the option or direction of the Issuer except that all of the outstanding Notes may be called for redemption in whole at the option of the Issuer on any Distribution Date, if, either before or after giving effect to the payment of principal otherwise required to be made on such Distribution Date, each Class of Notes shall be in an aggregate Outstanding Principal Balance which is 10% or less of the original principal amount of such Class of Notes, at 100% of the outstanding principal amount thereof together with interest accrued and unpaid to the date set for redemption.

                  As provided in the Indenture the transfer of this Class A-3 Note may be registered on the Note Register of the Issuer, upon surrender of this Class A-3 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees.

                  Prior to the due presentment for registration of transfer of this Class A-3 Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-3 Note is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Class A-3 Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by written notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A-3 Notes under the Indenture at any time by the Issuer, and the Holders of Notes entitled to more than 50% of the aggregate Voting Rights of all Classes voting together as a single class at the time Outstanding. The Indenture also contains provisions that permit the Holders of the percentage of the Class or Classes of Notes specified in Section 5.02 of the Indenture, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Class A-3 Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-3 Note.

                  The term "Issuer" as used in this Class A-3 Note includes any successor to the Issuer under the Indenture.

                  The Class A-3 Notes are issuable only in registered form in the denominations provided in the Indenture and subject to certain limitations therein set forth. The Class A-3 Notes are exchangeable for a like aggregate initial principal amount of Class A-3 Notes of different authorized denominations, as requested by the Holder surrendering the same, pursuant to the terms and conditions set forth in the Indenture.

                  As provided in the Indenture, this Class A-3 Note and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York applicable to agreements made and to be performed therein.

                  No reference herein to the Indenture and no provision of this Class A-3 Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-3 Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, neither the Owner Trustee in its individual capacity, any beneficial owner of the Issuer, the Trustee nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for the payment of principal of and interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in, this Class A-3 Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purpose of binding the respective interests of the beneficial owners of the Issuer and the Owner Trustee in the assets of the Issuer. The Holder of this Class A-3 Note by the acceptance hereof agrees that in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and the enforcement against, the assets of the Issuer of any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-3 Note.

                  The Owner Trustee has executed this Class A-3 Note on behalf of the Issuer, not in its individual capacity but solely as owner trustee under the Trust Agreement and the Owner Trustee shall be liable hereunder only in respect of the assets of the trust created by such Trust Agreement.

                  The remedies of the Holder hereof as provided herein and in the Indenture, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust created by the Trust Agreement pledged under the Indenture as security for the Class A-3 Notes. No failure on the part of the Holder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any right or remedy preclude any further exercise thereof or the exercise of any other right or remedy hereunder.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-3 Notes referred to in the within-mentioned Indenture.


                                                   as Trustee


                                                By
                                                  ------------------------------
                                                       Authorized Signatory

                                                                     EXHIBIT D

[UNLESS THIS CLASS A-4 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

PRINCIPAL OF THIS CLASS A-4 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-4 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-4 NOTE MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN. THE RIGHTS OF A HOLDER OF THIS CLASS A4 NOTE ARE SUBJECT TO THE PROVISIONS OF THE WITHIN-REFERENCED INDENTURE.

THE RIGHTS OF THE CLASS A-4 NOTEHOLDERS TO RECEIVE PAYMENTS IN RESPECT OF PRINCIPAL AND INTEREST ON THE CLASS A-4 NOTES ARE SUBORDINATE TO THE RIGHTS OF THE CLASS A-1 NOTEHOLDERS, CLASS A-2 NOTEHOLDERS AND CLASS A-3 NOTEHOLDERS TO RECEIVE PAYMENTS OF PRINCIPAL AND INTEREST.

                                     [TRUST]

                         % ASSET BACKED NOTE, CLASS A-4
                                      DUE:
                                  ACCRUAL DATE:

$                                                            No.
                                                             CUSIP NO.

                  [Trust] (the "Issuer"), a business trust governed by a Trust Agreement dated as of , 199_ (the "Trust Agreement"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of _______________________ Dollars in quarterly installments on _________,
__________, _________, and ___________ (the "Principal Distribution Dates") in
each year, commencing on , 199_ and ending on or before , 20__ (the "Maturity" of such final installment of principal) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal amount of this Class A-4 Note outstanding from time to time from _________, 199_ (the "Accrual Date"), or such later date to which interest has been paid, until the principal amount of this Class A-4 Note is paid in full, at the rate of seven and seventy-nine hundredths percent (7.79%) per annum, such interest being payable quarterly on ________, _________, ________, and __________ in each year, commencing on , 199_ (the "Interest Distribution Dates"). Installments of principal of this Class A-4 Note are due and payable in the amounts and on the dates described on the reverse hereof.

                  The principal of, and interest on, this Class A-4 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-4 Note shall be applied first to interest due and payable on this Class A-4 Note as provided above and then to the unpaid principal of this Class A-4 Note. Any installment of principal or interest which is not paid when and as due shall bear interest at the rate of interest borne by the principal of this Class A-4 Note from the date due to the date of payment thereof, but only to the extent that the payment of such interest shall be lawful and enforceable.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Class A-4 Note shall not be entitled to any benefit under the Indenture referred to below, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, [Trust] has caused this instrument to be duly executed by __________________________, not in its individual capacity but solely as Owner Trustee under the Trust Agreement.


Dated                                   [TRUST]

                                        By: _______________________, not in its
                                            individual capacity  but solely in
                                            its capacity as Owner Trustee
                                            under the Trust Agreement

                                        By
                                            ------------------------------------
                                                           [Title]

                  This Class A-4 Note is one of a duly authorized issue of Notes of the Issuer, designated as its % Asset Backed Notes, Class A4 (herein called the "Class A-4 Notes"). The Class A-4 Notes are issued and will be issued under an Indenture dated , 199_ (herein called the "Indenture"), between the Issuer and __________________, as Trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Class A-4 Notes and the terms upon which the Class A-4 Notes are, and are to be, authenticated and delivered. Also issued under the Indenture are the % Asset Backed Notes, Class A-1, % Asset Backed Notes, A-2 and % Asset Backed Notes, Class A-3. The Class A-4 Notes are secured by the collateral pledged as security therefor to the extent provided in the Indenture. All terms used in this Class A-4 Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  An installment of principal shall be paid on the Class A-4 Notes on each Principal Distribution Date in the amount equal to the amount available to be paid thereon as principal pursuant to and subject to the priorities set forth in Section 8.02(c) of the Indenture on such Principal Distribution Date; provided that the unpaid principal amount of this Class A-4 Note shall be due and payable on the Principal Distribution Date in
       20__. Each payment of principal of the Class A-4 Notes shall be allocated among the Class A-4 Notes in proportion to their then remaining unpaid principal amounts. The unpaid principal amount of this Class A-4 Note may be reduced by the allocation to it (in accordance with Section 5.20 of the Indenture) of Class A-4 Realized Loss Amounts without any corresponding payment.

                  The rights of the Class A-4 Noteholders to receive payments in respect of principal and interest on the Class A-4 Notes are subordinate to the rights of the Class A-1 Noteholders, Class A-2 Noteholders and Class A-3 Noteholders to receive payments of principal and interest.

                  Payment of the then remaining unpaid principal amount of this Class A-4 Note on the Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to apply payments received with respect to the collateral securing the Class A-4 Notes to payment of the then remaining unpaid principal amount of this Class A-4 Note or to payment of the Redemption Price payable on any date as of which this Class A-4 Note has been called for redemption in full shall be made upon presentation of this Class A-4 Note to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Class A-4 Note due and payable on each Interest Distribution Date, together with any installment of principal of this Class A-4 Note due and payable on each Interest Distribution Date which is also a Principal Distribution Date for this Class A-4 Note, shall be made by check mailed to the Person whose name appears as the registered Holder of this Class A-4 Note (or one or more Predecessor Notes) in the Note Register as of the Record Date preceding such Interest Distribution Date, except that with respect to a Class A-4 Note registered in the name of the nominee of a clearing agency (initially, such nominee to be Cede & Co.)

payments will be made by wire transfer in immediately available funds to the account designated by such nominee.

                  Checks for amounts due on this Class A-4 Note shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-4 Note be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Class A-4 Note (or any one or more Predecessor Notes) effected by any payments made on any Principal Distribution Date or by any allocation of a Class A-4 Realized Loss Amount shall be binding upon all Holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not noted hereon.

                  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-4 Note on a Principal Distribution Date which is prior to the Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the 15th day of the month prior to the month in which such Principal Distribution Date occurs, by notice mailed no later than ten days prior to such Principal Distribution Date, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Class A-4 Note to the office or agency of the Issuer maintained for such purpose.

                  If an Event of Default shall occur and be continuing with respect to the Class A-4 Notes, the Class A-4 Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. Reference is hereby made to Article V of the Indenture which sets forth certain events which constitute Events of Default. If any such acceleration of maturity occurs prior to the Maturity of the final installment of principal of this Class A-4 Note, the amount payable to the Holder of this Class A-4 Note will be equal to the aggregate unpaid principal amount of this Class A-4 Note on the date this Class A-4 Note becomes so due and payable, together with accrued interest on such unpaid principal amount to the date of payment thereof. The Indenture provides that, notwithstanding the acceleration of the Maturity of the Class A-4 Notes, under certain circumstances specified therein all amounts collected as proceeds of the collateral securing the Class A-4 Notes or otherwise shall continue to be applied to payments of principal of and interest on the Class A-4 Notes as if they had not been declared due and payable. In such event, interest on the then unpaid principal amount of all Class A-4 Notes and on any overdue installments of interest on the Class A-4 Notes following the acceleration of the Maturity of the Class A-4 Notes shall accrue and be payable at the applicable Note Interest Rate, but only to the extent that the payment thereof shall be lawful and enforceable.

                  The Class A-4 Notes are not prepayable or redeemable at the option or direction of the Issuer except that all of the outstanding Notes may be called for redemption in whole at the option of the Issuer on any Distribution Date, if, either before or after giving effect to the payment of principal otherwise required to be made on such Distribution Date, each Class of Notes shall be in an aggregate Outstanding Principal Balance which is 10% or less of the original principal amount of such Class of Notes, at 100% of the outstanding principal amount thereof together with interest accrued and unpaid to the date set for redemption.

                  As provided in the Indenture the transfer of this Class A-4 Note may be registered on the Note Register of the Issuer, upon surrender of this Class A-4 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees.

                  Prior to the due presentment for registration of transfer of this Class A-4 Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-4 Note is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Class A-4 Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by written notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A-4 Notes under the Indenture at any time by the Issuer, and the Holders of Notes entitled to more than 50% of the aggregate Voting Rights of all Classes voting together as a single class at the time Outstanding. The Indenture also contains provisions that permit the Holders of the percentage of the Class or Classes of Notes specified in Section 5.02 of the Indenture, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Class A-4 Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-4 Note.

                  The term "Issuer" as used in this Class A-4 Note includes any successor to the Issuer under the Indenture.

                  The Class A-4 Notes are issuable only in registered form in the denominations provided in the Indenture and subject to certain limitations therein set forth. The Class A-4 Notes are exchangeable for a like aggregate initial principal amount of Class A-4 Notes of different authorized denominations, as requested by the Holder surrendering the same, pursuant to the terms and conditions set forth in the Indenture.

                  As provided in the Indenture, this Class A-4 Note and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York applicable to agreements made and to be performed therein.

                  No reference herein to the Indenture and no provision of this Class A-4 Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-4 Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, neither the Owner Trustee in its individual capacity, any beneficial owner of the Issuer, the Trustee nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for the payment of principal of and interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in, this Class A-4 Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purpose of binding the respective interests of the beneficial owners of the Issuer and the owner Trustee in the assets of the Issuer. The Holder of this Class A-4 Note by the acceptance hereof agrees that in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and the enforcement against, the assets of the Issuer of any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-4 Note.

                  The Owner Trustee has executed this Class A-4 Note on behalf of the Issuer, not in its individual capacity but solely as owner trustee under the Trust Agreement and the Owner Trustee shall be liable hereunder only in respect of the assets of the trust created by such Trust Agreement.

                  The remedies of the Holder hereof as provided herein and in the Indenture, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust created by the Trust Agreement pledged under the Indenture as security for the Class A-4 Notes. No failure on the part of the Holder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any right or remedy preclude any further exercise thereof or the exercise of any other right or remedy hereunder.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-4 Notes referred to in the within-mentioned Indenture.

                                                                       ,
                                              as Trustee


                                           By
                                             -----------------------------------
                                                    Authorized Signatory